                                                                   EXHIBIT 3.13

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


- --ESCRITURA NUMERO TREINTA MIL TRESCIENTOS CUARENTA Y OCHO

- --VOLUMEN NUMERO OCHOCIENTOS CUATRO-----------------------------------

- --En la Ciudad de Naucalpan de Juarez, Estado de Mexico, a los diez dias del mes de Enero del dos mil, Yo, el Licenciado JORGE ANTONIO FRANCOZ

GARATE, Notario Publico numero Diecisiete, del Distrito Judicial de

Tlalnepantla, Estado de Mexico y Notario del Patrimonio Inmueble Federal,

actuando en el Protocolo Ordinario  a mi cargo, hago constar que ante mi comparece el senor JOSE ERNESTO BECERRIL MIRO, en su caracter de

Delegado Especial del Acta de Asamblea General Extraordinaria de Accionistas,

de la Sociedad Mercantil denominada "REDAY", SOCIEDAD ANONIMA DE

CAPITAL VARIABLE, celebrada el dia treinta de noviembre de mil novecientos noventa y nueve, en la que se acordo entre otros puntos EL CAMBIO DE

DENOMINACION DE LA SOCIEDAD, y solicita del suscrito Notario

PROTOCOLICE, parcialmente dicha Acta, al tenor de los antecedentes y clausulas siguientes.-----------------------------------------------------------

- -------------------------------ANTECEDENTES-------------------------------------

- --Declara el compareciente con la representacion que ostenta y bajo protesta de decir verdad:--------------------------------------------------

- --I.--CONSTITUCION DE SOCIEDAD.  -Que por escritura publica numero veintinueve mil seiscientos siete, de fecha dos de enero de mil novecientos noventa y uno, otorgada ante la fe del Licenciado Roberto Nunez y Bandera,

Notario Publico numero Uno, de Mexico, Distrito Federal, cuyo primer testimonio

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


quedo debidamente INSCRITO en el Registro Publico de Comercio de Mexico,

Distrito Federal, bajo el Folio Mercantil numero CIENTO CINCUENTA MIL

TRESCIENTOS TRECE, de fecha veinticuatro de octubre de mil novecientos noventa y uno, previo permiso concedido por la Secretaria de Relaciones

Exteriores, numero cero cuarenta y siete mil setecientos cuarenta y tres,

Expediente numero cero nueve diagonal cincuenta y tres mil setecientos cincuenta y dos diagonal noventa, se constituyo la Sociedad Mercantil denominada "Reday", Sociedad Anonima de Capital Variable, con duracion de noventa y nueve anos, domicilio  social en Mexico, Distrito Federal, Capital

Social de Diez Mil Pesos, Moneda Nacional, clausula de Admision de

Extranjeros y el objeto social que se menciona mas adelante.--------------------

II.--AUMENTOS DE CAPITAL SOCIAL EN SU PARTE VARIABLE.--Que por

diversas escritura se aumento el Capital de la Sociedad en la Parte Variable siendo que por escritura publica numero treinta y un mil seiscientos noventa y seis, de fecha catorce de enero de mil novecientos noventa y dos, otorgada ante la fe del Licenciado Roberto Nunez y Bandera, Notario Publico numero Uno, de

Mexico, Distrito Federal, se protocolizo parcialmente el Acta de Asamblea

General Extraordinaria celebrada el dia veinte de septiembre de mil novecientos noventa y uno, en la que se acordo el aumento de Capital Social en su parte variable en la cantidad de Quince Millones de Pesos, Moneda Nacional,

quedando con un Capital Social en su parte variable en la cantidad de

Veinticinco Millones Ciento Cincuenta y Dos Mil Ciento Cincuenta y Cuatro

Pesos, Moneda Nacional.---------------------------------------------------------

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                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


- --III.--DESIGNACION DEL GERENTE JURIDICO Y OTORGAMIENTO DE

PODERES.--  Que por escritura Publica numero treinta y cuatro mil cuarenta y tres, de fecha once de marzo de mil novecientos noventa y tres, otorgada ante la fe del Licenciado Roberto Nunez y Bandera, Notario Publico numero Uno, de

Mexico, Distrito Federal, cuyo primer testimonio quedo debidamente INSCRITO en el Registro Publico de la Propiedad y de Comercio de Mexico, Distrito

Federal, bajo el Folio Mercantil numero CIENTO CINCUENTA MIL

TRESCIENTOS TRECE, de fecha dos de julio de mil novecientos noventa  tres,

se hizo constar la protocolizacion parcial de un acta de Asamblea General

Ordinaria Anual, celebrada el dia veintinueve de septiembre de mi novecientos noventa y dos, en la que se acordo la designacion del senor Gerardo Mariano

Mendoza Bazan, como Gerente Juridico de la Sociedad.----------------------------

- --IV.--NOMBRAMIENTO DEL ADMINISTRADOR UNICO Y

PROTOCOLIZACION DE LOS NUEVOS ESTATUTOS SOCIALES.  -Que por

escritura publica numero tres mil cuatrocientos cuarenta y nueve, de fecha dos de mayo de mil novecientos noventa y cinco, otorgada ante la fe del Licenciado

Carlos Antonio Rea Fiel, Notario Publico numero Ciento ochenta y siete, de

Mexico, Distrito Federal, cuyo primer testimonio quedo debidamente INSCRITO en el Registro Publico de la Propiedad y de Comercio de Mexico, Distrito

Federal, bajo el Folio Mercantil numero CIENTO CINCUENTA MIL

TRESCIENTOS TRECE, se protocolizo parcialmente el Acta de Asamblea

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


General Ordinaria Anual y Extraordinaria celebrada el dia primero de agosto de mil novecientos noventa y cuatro, en la que se acordo nombrar como

Administrador Unico de la Sociedad al senor Julio Pedro Cepeda Rebollo, y se modificaron integramente los estatutos de la sociedad.--------------------------

- --De dicha escritura compulso a continuacion en la conducente lo siguiente.-----

- --"ARTICULO III --- La sociedad tendra por objeto:  1) Adquirir, establecer,

disponer de dar y tomar en arrendamiento o subarrendamiento, en comodato o subcomodato; administrar, operar, o poseer en cualquier forma permitida por la ley fabricas, planta industriales, talleres, laboratorios, almacenes o bodegas,

oficinas tiendas y otros establecimientos y bienes inmuebles con el fin de otorgar gratuita u onerosamente su uso y gozo a terceros en virtud de contratos de arrendamiento, subarrendamiento, comodato o subcomodato, o cualquier otro titulo juridico; 2) Construir, edificar, reparar, reconstruir, demoler, planear

y disenar toda clase de casas de habitacion, edificios, estructuras, fabricas,

plantas industriales, talleres, laboratorios, almacenes o bodegas, oficinas,

tiendas y otros establecimientos y bienes inmuebles;  3)  Adquirir, enajenar,

importar, exportar, gravar, dar o tomar en arrendamiento y negociar en cualquier forma con toda clase de bienes muebles;  4)  prestar y recibir servicios de construccion, diseno y consultoria, asi como servicios administrativos y de supervision:  5) Prestar toda clase de o industriales en Mexico o en el extranjero y recibir tales servicios; 6)  Solicitar, comprar, vender, dar o tomar en uso, ceder, registrar y adquirir marcas industriales y de servicios,

nombres comerciales, derechos de autor, patentes, invenciones y procesos, asi como disponer de

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


ellos; 7)  Actuar como contratista, subcontratista, agente o representante y designar subcontratistas, agentes o representantes; 8)  Adquirir acciones,

participaciones, partes de interes y obligaciones de toda clase de empresas o sociedades, sean civiles o mercantiles negociaciones comerciales o industriales nacionales o extranjeras;  10)  Dar o tomar dinero en prestamo con o sin garantia, emitir bonos, valores, hipotecarios, obligaciones y cualquiera otros titulos de credito con la intervencion de las instituciones senaladas por la ley

y otorgar fianzas o garantias de cualquier clase respecto de obligaciones contraidas o de titulos emitidos o aceptados por la propia sociedad o por terceros; 11)  Emitir, suscribir, aceptar y negociar en cualquier forma con titulos de credito; 12)  Ejecutar toda clase de contratos permitidos por la ley.

- --V.--LA REVOCACION DE PODERES Y EL OTORGAMIENTO DE PODERES

GENERALES.--Que por escritura Publica numero tres mil seiscientos veintinueve, volumen ciento seis, de fecha veintinueve de agosto de mil novecientos noventa y cinco, otorgada ante la fe de Licenciado Carlos Antonio

Rea Field, Notario Publico numero Ciento ochenta y siete, de Mexico, Distrito

Federal, cuyo primer testimonio quedo debidamente INSCRITO en el Registro

Publico de la Propiedad y de Comercio de Mexico, Distrito Federal, bajo el Folio

Mercantil numero CIENTO CINCUENTA MIL TRESCIENTOS TRECE, se hizo constar la Protocolizacion del acta de Asamblea General ordinaria Anual y

Extraordinaria, de fecha cuatro de mayo de mil novecientos noventa y cinco, en la que se acordo entre otros puntos la revocacion de poderes y el otorgamiento de poderes generales.-----------------------------------------------------------

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


- --VI.--DESIGNACION DE DIRECTOR DE FINANZAS--Que por escritura publica numero veintiseis mil ochocientos cuarenta y dos, volumen numero seiscientos ochenta y siete, de fecha dieciocho de septiembre de mil novecientos noventa y siete, otorgada ante la fe del suscrito Notario, cuyo primer testimonio se encuentra debidamente INSCRITO en el Registro Publico de

Comercio del Distrito Federal, bajo el Folio Mercantil numero UNO CINCO

CERO TRES UNO TRES, de fecha siete de enero de mil novecientos noventa y ocho, la Sociedad protocolizo el Acta de Asamblea en la que se acordo la designacion del senor Ernesto Omar Cavassuto, como Director de Finanzas, y como consecuencia el otorgamiento de poderes al mismo.--------------------------

- --VII.--RENUNCIA DE DIRECTOR GENERAL Y NOMBRAMIENTO DE

PRESIDENTE DE LA SOCIEDAD. -Que por escritura publica numero veintiseis mil ochocientos setenta y cinco, volumen numero seiscientos ochenta y ocho, de fecha veinticuatro de septiembre de mil novecientos noventa y siete, otorgada ante la fe del suscrito Notario, cuyo primer testimonio se encuentra debidamente

INSCRITO en el Registro Publico de Comercio del Distrito Federal, bajo el Folio

Mercantil numero UNO CINCO CERO TRES UNO TRES, la Sociedad

protocolizo el Acta de Asamblea en la que se acordo la renuncia del senor

Alfredo Munda Tabusso, al cardo de Director General de la Sociedad, mismo a quien se le designo como Presidente de la misma, y el otorgamiento de poderes en su favor. -------------------------------------------------------------------

- --VIII.--RENUNCIA DEL DIRECTOR DE FINANZAS DE LA SOCIEDAD Y

DESIGNACION DE DIRECTOR GENERAL DE LA MISMA.--Que por escritura

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


publica numero veintiseis mil ochocientos setenta y seis, volumen numero seiscientos ochenta y ocho, de fecha veinticuatro de septiembre de mil novecientos noventa y siete, cuyo primer testimonio se encuentra debidamente

INSCRITO en el Registro Publico de Comercio del Distrito Federal, bajo el Folio

Mercantil numero UNO CINCO CERO TRES UNO TRES, de fecha trece de enero de mil novecientos noventa y ocho, la Sociedad protocolizo el Acta de

Asamblea en la que se acordo la renuncia del senor Michael Anthony DiGregorio

Dimaio, al cargo de Director de Finanzas de la Sociedad, mismo a quien se le designo Director General de la misma, y el otorgamiento de poderes en su favor.

- --IX.--REVOCACION DE PODERES, DESIGNACION DE LOS MIEMBROS DEL

CONSEJO DE ADMINISTRACION DE LA SOCIEDAD Y RATIFICACION DE

COMISARIO Y COMISARIO SUPLENTE DE LA MISMA. -Que por escritura publica numero veintiseis mil ochocientos setenta y siete, volumen numero seiscientos ochenta y ocho, de fecha veinticuatro de septiembre de mil novecientos noventa y siete, cuyo primer testimonio se encuentra debidamente

INSCRITO en Registro Publico de Comercio del Distrito Federal, bajo el Folio

Mercantil numero UNO CINCO CERO TRES UNO TRES, de fecha trece de enero de mil novecientos noventa y ocho, la Sociedad Protocolizo el Acta de

Asamblea en la que se acordo la revocacion de poderes otorgados en favor del senor Dario Macias Ruelas, la designacion de los miembros del Consejo de

Administracion de la Sociedad, y la Ratificacion del nombramiento de los senores Fernando Holgin Maillard, como Comisario y Alfonso Galan Jimenez de la Cuesta, como Comisario Suplente, de la Sociedad.-----------------------------

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


- --X.--INFORME DE LOS ESTADOS FINANCIEROS PRESENTADOS POR EL

CONSEJO DE ADMINISTRACION Y COMISARIO DE LA SOCIEDAD,

RESPECTO DE LOS EJERCICIOS TERMINADOS AL TREINTA Y UNO DE

DICIEMBRE DE MIL NOVECIENTOS NOVENTA Y SEIS, Y APLICACION DE

LOS ESTADOS OBTENIDOS.--  Que por escritura publica numero veintiseis mil trescientos diez, volumen numero setecientos seis, de fecha dieciocho de febrero de mil novecientos noventa y ocho, otorgada ante la fe del suscrito

Notario, cuyo primer testimonio se encuentra debidamente INSCRITO en el

Registro Publico de Comercio del Distrito Federal bajo el Folio Mercantil numero

UNO CINCO CERO TRES UNO TRES, de fecha veintidos de abril de mil novecientos noventa y ocho, la Sociedad protocolizo el Acta de Asamblea en la que se acordo el informe y aprobacion de los estados financieros presentados por el Consejo de Administracion y Comisario de la Sociedad, respecto de los ejercicios sociales terminados al treinta y uno de diciembre de mil novecientos noventa y seis, y la aplicacion de los resultados obtenidos.--------------------

- --XI.--DESIGNACION DE LA SENORA DELIA MARGARITA CHAVEZ

RODRIGUEZ COMO DIRECTORA DE RELACIONES INDUSTRIALES, Y

OTORGAMIENTO DE PODERES EN SU FAVOR.--Que por escritura publica numero veintisiete mil trescientos doce, volumen numero setecientos seis, de fecha dieciocho de febrero de mil novecientos noventa y ocho, otorgada ante la fe del suscrito Notario, cuyo primer testimonio se encuentra debidamente

INSCRITO en el Registro Publico de Comercio del Distrito Federal, bajo el Folio

Mercantil numero UNO CINCO CERO TRES UNO TRES, de fecha veintidos de

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


abril de mil novecientos noventa y ocho, la Sociedad protocolizo el Acta de

Asamblea en al que se acordo la designacion de la senora Delia Margarita

Chavez Rodriguez, como Directora de Relaciones Industriales, y otorgamiento de poderes en su favor.---------------------------------------------------------

- --XII.---DESIGNACION  DE NUEVO CONSEJO DE ADMINISTRACION DE

COMISARIO Y  COMISARIO SUPLENTE, RENUNCIA DEL SENOR SERGIO

RENE APARICIO GONZALEZ, AL CARGO DE DIRECTOR DE RELACIONES

INDUSTRIALES, Y LA REVOCACION DE LOS PODERES OTORGADOS EN

SU FAVOR.--Que por escritura publica numero veintisiete mil trescientos once,

volumen numero setecientos seis, de fecha dieciocho de febrero de mil novecientos noventa y ocho, otorgada ante la fe del suscrito Notario, cuyo primer testimonio se encuentra debidamente INSCRITO en el Registro Publico de

Comercio del Distrito Federal bajo el Folio Mercantil numero UNO CINCO CERO

TRES UNO TRES, de fecha veintidos de abril de mil novecientos noventa y ocho, la Sociedad protocolizo el Acta de Asamblea en la que se acordo la designacion de nuevo Consejo de Administracion, Comisario y Comisario

Suplente, la renuncia del senor Sergio Rene Aparicio Gonzalez, al cargo de

Director de Relaciones Industriales y la revocacion de poderes otorgados en su favor.-------------------------------------------------------------------------


- --XIII.--OTORGAMIENTO DE PODER ESPECIAL.--Que por escritura publica numero veintisiete mil quinientos ochenta, volumen numero setecientos catorce,

de fecha seis de abril de mil novecientos noventa y ocho, otorgada ante la fe del suscrito Notario, cuyo primer testimonio se encuentra en tramite de inscripcion

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


en el Registro Publico de Comercio correspondiente, se protocolizo el Acta de

Asamblea General Ordinaria de Accionistas de fecha cuatro de febrero de mil novecientos noventa y ocho, en la que se acordo el otorgamiento de poderes en favor de los senores Alfredo Munda Tabusso, Ernesto Omar Cavassuto, Alfredo

Munda Tabusso, Ernesto Omar Cavassuto, Alberto Mena Adame, Michael

Anthony DiGregorio Dimaio, y Delia Margarita Chavez Rodriguez.------------------

- --XIV.--OTORGAMIENTO DE PODERES.--Que por escritura publica numero veintinueve mil setecientos treinta y uno, volumen numero setecientos ochenta y tres, de fecha diecinueve de agosto de mil novecientos noventa y nueve,

otorgada ante la fe del suscrito Notario, cuyo primer testimonio se encuentra en tramite de inscripcion en el Registro Publico de Comercio correspondiente, se protocolizo el Acta de Asamblea General Ordinaria  Anual de Accionistas de la

Sociedad, celebrada el dia primero de septiembre de mil novecientos noventa y ocho, en la que se acordo entre otros puntos el otorgamiento de poderes.--------

- --XV.--FUSION.--Que por escritura publica numero treinta mil doscientos cincuenta y cuatro, de fecha dieciseis de diciembre de mil novecientos noventa y nueve, otorgada ante el suscrito Notario, aun no inscrita en el Registro Publico de Comercio correspondiente dada su reciente fecha, se hizo constar la

Protocolizacion del Acta de Asamblea General Extraordinaria de Accionistas de

"CONSULTORIA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE

como Fusionada y "REDAY", SOCIEDAD ANONIMA DE CAPITAL VARIABLE,

como Fusionante desapareciendo la primera y subsistiendo la ultima aumentando su capital social en la parte variable en la suma de Diez mil pesos,

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


moneda nacional, quedando el capital social de Veinticinco millones doscientos veintidos mil ciento cincuenta y cuatro pesos, moneda nacional.-----------------

- --XVI. -FUSION. -- Que por escritura publica numero treinta mil doscientos cincuenta y seis, de fecha dieciseis de Diciembre de mil novecientos noventa

y nueve, otorgada ante el Suscrito Notario, aun no inscrita en el Registro

Publico del Comercio correspondiente dada su reciente fecha, se hizo constar la

Protocolizacion del Acta de Asamblea General Extraordinaria de Accionistas de

la empresa denominada "DISTRIBUIDORA VENUS", SOCIEDAD ANONIMA DE

CAPITAL VARIABLE como Fusionada y "REDAY", SOCIEDAD ANONIMA DE

CAPITAL VARIABLE, como Fusionante desapareciendo la primera y subsistiendo la ultima.---------------------------------------------------------

- --XVII.--FUSION.--Que por escritura publica numero treinta mil doscientos treinta y dos, de fecha diecisiete de diciembre de mil novecientos noventa y nueve, otorgada ante el suscrito Notario, aun no inscrita en el Registro Publico del Comercio correspondiente dada su reciente fecha, se hizo constar la

Protocolizacion del Acta de Asamblea General Extraordinaria de Accionistas de

la empresa denominada "REDAY", SOCIEDAD ANONIMA DE CAPITAL

VARIABLE como Fusionante y "DISTRIBUIDORA VENUS", SOCIEDAD

ANONIMA DE CAPITAL VARIABLE, como Fusionada desapareciendo la segunda y subsistiendo la primera.----------------------------------------------

- --XVIII.--Declara el senor JOSE ERNESTO BECERRIL MIRO, en su caracter de

Delegado Especial que la Sociedad que representa no ha sufrido ninguna otra modificacion en su escritura constitutiva.--------------------------------------

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


- --XIX.--PERMISO DE RELACIONES EXTERIORES.--Declara el compareciente que para el otorgamiento de la presente escritura, la Secretaria de Relaciones Exteriores le concedio el permiso correspondiente, mismo que agrego al apendice de esta escritura marcado con la letra "A" y que a continuacion transcribo integramente:--------------------------------------------------------

- --"Al margen superior izquierdo un sello con el Escudo Nacional y la siguiente leyenda:  SECRETARIA DE RELACIONES EXTERIORES MEXICO .---Al

margen superior derecho PERMISO 09000134.--EXPEDIENTE 9009053752.--

FOLIO 39771.--------------------------------------------------------------------

- --En atencion a la solicitud presentada por el C. JORGE ANTONIO FRANCOZ

GARATE, en representacion de REDAY SA DE CV.------------------------------------

- --Esta Secretaria concede el permiso para cambiar la denominacion, -------------

DE:  REDAY SA DE CV.------------------------------------------------------------

A:  DISTRIBUIDORA VENUS SA DE CV.-----------------------------------------------

- --Habiendose CONCEDIDO a la solicitante permiso para reformar sus Estatutos

Sociales en los terminos arriba especificados, de conformidad con lo que establecen los articulos 16 de la ley de Inversion Extranjera y 15 del

Reglamento de la Ley de Inversion Extranjera y del Registro Nacional de

Inversiones Extranjeras.--------------------------------------------------------

- --El interesado, debera dar aviso del uso de este permiso a la Secretaria de

Relaciones Exteriores dentro de los seis meses siguientes a la expedicion del mismo, de conformidad con lo que establece el articulo 18 del Reglamento de la

Ley de Inversion Extranjera y del Registro Nacional de Inversiones Extranjeras.

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


- --Lo anterior se comunica con fundamento en los articulos:  27 fraccion 1 de la

Constitucion Politica de los Estados Unidos Mexicanos; 28 fraccion V de la Ley

Organica de la Administracion Publica Federal; 15 de la Ley de Inversion

Extrajera y 13, 14 y 18 del Reglamento de la Ley de Inversion Extranjera y del

Registro Nacional de Inversiones Extranjeras.-----------------------------------

- --Este permiso quedara sin efectos si dentro de los noventa dias habiles siguientes a la fecha de otorgamiento del mismo, los interesados no acuden a otorgar ante fedatario publico el instrumento correspondiente a la constitucion de la sociedad de que se trata, de conformidad con lo que establece el articulo

17 del Reglamento de la Ley de Inversion Extranjera y del Registro Nacional de

Inversiones Extranjeras; asi mismo se otorgan sin perjuicio de los dispuestos por el articulo 91 de la Ley de la Propiedad Industrial.------------------------

- --TLATELOLCO, D.F., a 05 de Enero de 2000. -SUFRAGIO EFECTIVO, NO

REELECCION. -EL DIRECTOR DE PERMISOS ART. 27 CONST.--UNA FIRMA

ILEGIBLE.--LIC. JOSE FRANCISCO CAMPOS GARCIA ZEPEDA.--AL

MARGEN INFERIOR DERECHO UN SELLO CON EL ESCUDO NACIONAL Y

LA SIGUIENTE LEYENDA. -SECRETARIA DE RELACIONES EXTERIORES. -

DIRECCION GENERAL DE ASUNTOS JURIDICOS. - PA-2-2248. ------------------

- --XX.--ACTA DE ASAMBLEA.--------------------------------------------------------

El compareciente presenta al suscrito Notario el Acta de Asamblea General

Extraordinaria de Accionistas de la Sociedad, integrada por doce hojas tamano carta escritas por una sola cara debidamente firmadas, de la cual se anexa una copia al apendice de esta escritura marcada con la letra "B" y que mediante este

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


instrumento se protocoliza y la cual a continuacion transcribo parcialmente.

- --Asi mismo se acordo anexar a la presente acta la lista de asistencia de todos los accionistas de la sociedad.-------------------------------------------------

- ----------------------------REDAY, S.A. DE C.V.---------------------------------

- ---------------ASAMBLEA GENERAL EXTRAORDINARIA DE ACCIONISTAS-------------------

- ---------------ASAMBLEA GENERAL EXTRAORDINARIA DE ACCIONISTAS-------------------

- ----------------------------30 de noviembre de 1999-----------------------------

- --En la Ciudad de Mexico, Distrito Federal, siendo las 14:00 horas del dia 30 de noviembre de 1999, se reunieron en el domicilio social de la sociedad, los accionistas y representantes de accionistas de Reday, S.A. de C.V., que se senalan en la Lista de Asistencia que firmada por el Presidente, Secretario y

Comisario, se adjunta a la presente Acta, con el objeto de celebrar la Asamblea

General Extraordinaria de Accionistas.------------------------------------------

- --Por designacion unanime de los de los presentes fungio como Presidente de la

Asamblea el senor Eugenio Lopez Barrios.  Actuo como Secretario de la misma,

el Secretario del Consejo de Administracion de la Sociedad, senor Alberto Mena

Adame.--------------------------------------------------------------------------

- --El Presidente designo al Sr. Jose Ernesto Becerril Miro, quien, despues de aceptar el cargo, examino el Libro de Registro de Accionistas de la Sociedad y la Lista de Asistencia, con base en lo cual hizo constar  que estuvieron presentes o debidamente representados en a Asamblea, de los accionistas tenedores de 10,000 acciones comunes de la Serie A y 25, 202, 154 de la Serie B,

que representan el 100.00% del capital social suscrito y pagado de Reday, S.A.

de

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


C.V. a la fecha de la presente Asamblea.----------------------------------------

- --El Presidente, con base en la certificacion del Escrutador y con fundamento en lo establecido por el Articulo 188 de la Ley General de Sociedades Mercantiles y

en el Articulo Vigesimo Noveno de los estatutos sociales, declaro legalmente instalada la Asamblea General Extraordinaria, en virtud de estar presentes o debidamente representados los accionistas tenedores de acciones comunes representativas del 100.00% del capital social.  Acto seguido, el Presidente sometio a la consideracion de los accionistas el siguiente: --------------------


- --------------------------------ORDEN DEL DIA-----------------------------------

- --III.--Propuesta de cambio de denominacion como consecuencia de la fusion de la Sociedad con Distribuidora Venus, S.A. de C.V., resoluciones al respecto.--

- --IV.--Propuesta de nombramiento de delegados especiales, resoluciones al respecto.-----------------------------------------------------------------------

- --Los accionistas, por unanimidad de votos, aprobaron tanto la declaracion del

Presidente como el Orden del Dia de la Asamblea Extraordinaria, cuyos puntos procedieron a desahogar como sigue:---------------------------------------------

- --III.--En relacion con el tercer punto del orden del dia de la Asamblea

Extraordinaria, el Presidente explico a los senores accionistas que como consecuencia de la Fusion de Reday, S.A. de C.V. con Distribuidora Venus S.A.

de C.V., una vez que esta surta efectos a partir del 1(0) de diciembre de 1999,

se modificara su denominacion y se reformara el Articulo Primero de sus estatutos sociales para adecuar tal cambio.-------------------------------------

- --Indico que la reforma propuesta estaba plasmada en el texto de los nuevos

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


estatutos, distribuido previamente entre los accionistas para su analisis.------

- --Una vez escuchado lo manifestado por el Presidente y haber analizado detenidamente, tomo las siguientes:---------------------------------------------

- --------------------------------RESOLUCIONES------------------------------------

- --1. -Se aprueba el cambio de denominacion de Reday, a Distribuidora Venus,

segun permiso otorgado por la Secretaria de Relaciones Exteriores.--------------

- --2--Se aprueba la reforma de Articulo Primero de los Estatutos Sociales con efectos a partir del 1(0) de diciembre de 1999, para que en lo sucesivo quede redactado en el siguiente termino:----------------------------------------------

- ----------------------------------CAPITULO 1------------------------------------

- --ARTICULO PRIMERO--La denominacion de la sociedad es DISTRIBUIDORA

VENUS, denominacion que ira siempre seguida de las palabras SOCIEDAD

ANONIMA DE CAPITAL VARIABLE, o de sus abreviaturas S.A. DE C.V.-----------

- --IV.--En relacion con el ultimo punto del Orden del Dia de la Asamblea

Extraordinaria, los accionistas por unanimidad de votos, adoptaron la siguiente.

- ----------------------------------RESOLUCION------------------------------------

- --"1.  Se designan como delegados de esta Asamblea a los senores Eugenio

Lopez Barrios, Alberto Mena Adame y Ernesto Becerril Miro o a las personas que ellos designen, a fin de que, individual o conjuntamente:-------------------

- --a)  Concurran ante el notario publico de su eleccion para protocolizar la presente acta, total o parcialmente.--------------------------------------------

- --b)  para que expidan, de ser necesario, los certificados de las resoluciones adoptadas en esta Asamblea.-----------------------------------------------------

- --c)  Lleven a cabo las publicaciones que sean necesarias conforme a la Ley.---

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


- --d)  Realicen acciones necesarias para inscribir el testimonio respectivo ante el registro Publico de la Propiedad y del Comercio del Distrito Federal, asi

como todos los actos juridicos y materiales necesarios para dar cumplimiento a estas resoluciones."------------------------------------------------------------

- --Acto seguido, se suspendio la Asamblea por el tiempo necesario para redactar la presente Acta la cual una vez leida, fue aprobada por los presentes y firmada por el Presidente, el Secretario y el Comisario.--------------------------------

- --Se dio por terminada la Asamblea a las 15:00 horas del dia su fecha.---------

- --Eugenio Lopez Barrios.--Presidente.--Alberto Mena Adame.--Secretario.--

Ernesto Valenzuela Espinoza.--Comisario.--Rubricas.-----------------------------

- --Declara el compareciente que las firmas que aparecen en esta acta son autenticas y corresponden a las personas de referencia, apercibido de las penalidades que marca el Codigo Penal en los Articulos Ciento cincuenta y siete, ciento sesenta y ocho, ciento sesenta y nueve y ciento setenta.----------

- --XIX.--El compareciente me exhibe en este acto un ejemplar del Diario Oficial de la Federacion de fecha catorce de Diciembre de mil novecientos noventa y nueve, en el que a fojas ciento tres a ciento seis, se hizo la publicacion a que refiere el Articulo doscientos veintitres de la Ley General de Sociedades

Mercantiles, de la que agrego al apendice de este instrumento marcada con la letra "C", una copia.-----------------------------------------------------------

- --Expuesto lo anterior, el compareciente procede a otorgar la siguiente:--------

- ---------------------------PROTOCOLIZACION PARCIAL------------------------------

- -------------------ACTA DE ASAMBLEA GENERAL EXTRAORDINARIA----------------------

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


- ---------------------------------DE ACCIONISTAS---------------------------------

- -------------------------------------CLAUSULAS----------------------------------

- --PRIMERA.--El senor JOSE ERNESTO BECERRIL MIRO, en su caracter de Delegado Especial del Acta de Asamblea General Extraordinaria de

Accionistas de la Sociedad Mercantil denominada `REDAY", SOCIEDAD

ANONIMA DE CAPITAL VARIABLE, celebrada el dia treinta de noviembre de mil novecientos noventa y nueve, deja parcialmente PROTOCOLIZADA dicha acta para todos los efectos legales correspondientes.--------------------------------

- --SEGUNDA.--Como consecuencia de la protocolizacion parcial contenida en la clausula inmediata anterior, queda:---------------------------------------------

- --1--Aprobado el cambio de denominacion de la Sociedad de "REDAY", a

DISTRIBUIDORA VENUS, SOCIEDAD ANONIMA DE CAPITAL VARIABLE,

modificandose para tal efecto el Articulo Primero de sus estatutos sociales para que en lo sucesivo quede redactado como se expresa en el documento protocolizado con efectos a partir del dia primero de diciembre de mil novecientos noventa y nueve. ---------------------------------------------------

- --TERCERA.--El compareciente faculta al suscrito Notario, para efectuar las diligencias necesarias a fin de obtener la inscripcion del primer testimonio de la escritura, en el Registro Publico de Comercio correspondiente.---------------

- --CUARTA.--Los honorarios, impuestos y derechos que origine el otorgamiento de la presente escritura, seran por cuenta exclusiva de la sociedad otorgante.--

- ---------------------------------PERSONALIDAD-----------------------------------

- --El senor JOSE ERNESTO BECERRIL MIRO, en su caracter de Delegado

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


Especial, acredita su personalidad con el Acredita de Asamblea General

Extraordinaria de Accionistas de la Sociedad Mercantil denominada "REDAY",

SOCIEDAD ANONIMA DE CAPITAL VARIABLE, misma que ha quedado

debidamente Protcolizada, y que se menciona en el Decimo Octavo punto de este mismo instrumento.---------------------------------------------------------

- -----------------------------YO, EL NOTARIO, DOY FE:----------------------------

- --1.--Que conozco al compareciente, quien en mi concepto tiene capacidad legal y por sus generales manifesto ser de nacionalidad mexicana por nacimiento, originario de Mexico, Distrito Federal, en donde nacio el dia siete de Mayo de novecientos sesenta y siete, casado, Licenciado en Derecho, con

Registro Federal de Contribuyentes "BEME guion sesenta y siete cero cinco cero siete",  con domicilio en Boulevard Adolfo Lopez Mateos numero quinientos quince, Colonia Tlacopac, Mexico, Distrito Federal.-----------------------------

- --II.--Que declara el compareciente bajo protesta de decir verdad que se encuentra al corriente en el pago del impuesto Sobre la Renta aunque sin haberlo comprobado documentalmente ante el suscrito Notario.--------------------

- --II.--Que lo relacionado e inserto en la presente acta concuerda fielmente con sus originales a los que me remito y que tuve a la vista.-----------------------

- --IV.--Que el compareciente se identifico en los terminos del articulo Setenta y seis de la Ley Organica del Notariado del Estado de Mexico en vigor, de dicha identificacion agrego una copia al apendice de esta escritura marcada con la letra "D", asi mismo al testimonio.---------------------------------------------

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


- --V.--Que el compareciente me mostro las Cedulas de Identificacion Fiscal con la respectiva clave del Registro Federal de Contribuyentes de los accionistas,

de las cuales anexo una copia al apendice de esta escritura marcada con la letra

"E", lo anterior en cumplimiento a lo dispuesto en el parrafo octavo del

Articulo Veintisiete del Codigo Fiscal de la Federacion.------------------------

- --VI.--Que lei la presente escritura en voz alta al compareciente, mismo a quien le explique el valor y las consecuencias legales de su contenido, me manifesto su conformidad y la aprueba, ratifica y firma el dia, mes y ano de su otorgamiento, fecha en que Yo, el Notario AUTORIZO DEFINITIVAMENTE esta escritura.--DOY FE.-------------------------------------------------------------

- --JOSE ERNESTO BECERRIL MIRO.--Rubrica------------------------------------------

- --ALBERTO MENA ADAME.--Rubrica--------------------------------------------------

- --Ante mi, JORGE ANTONIO FRANCOZ GARATE.--Rubrica.--Sello de

Autorizar.----------------------------------------------------------------------

- --Para cumplir con lo prevenido en los Articulos Dos mil cuatrocientos uno, Dos mil cuatrocientos siete, Dos mil cuatrocientos ocho, Dos mil cuatrocientos veintiocho y Dos mil cuatrocientos cuarenta y uno, del Codigo Civil vigente en el Estado de Mexico y sus correlativos de los Codigos Civiles del Distrito

Federal y las demas Entidades Federativas de la Republica Mexicana, se inserta el texto integro de los mismos a continuacion:----------------------------------

- --ARTICULO 2401.--El contrato de mandato se reputa perfecto por la aceptacion del Mandatario.------------------------------------------------------

- --El mandato que implica el ejercicio de la profesion se presume aceptado

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


cuando es conferido a personas que ofrecen al publico el ejercicio de su profesion, por el solo hecho de que no lo rehusen dentro de los tres dias siguientes.---------------------------------------------------------------------

- --La aceptacion puede ser expresa o tacita.  Aceptacion tacita es todo acto en ejecucion de un mandato.--------------------------------------------------------

ARTICULO 2407.--El mandato puede ser general o especial.  Son generales los contenidos en los tres primeros parrafos del Articulo 2408.  Cualquier otro mandato tendra el caracter de especial.-----------------------------------------

- --ARTICULO 2408.--En todos los poderes generales para Pleitos y Cobranzas,

bastara que se diga que se otorga con todas las facultades generales y las especiales que requieran clausulas especiales conforme a la Ley, para que se entiendan conferidos sin limitacion alguna.

- --En todos los poderes generales para Administrar bienes, bastara expresar que se dan con ese caracter para que el Apoderado tenga toda clase de facultades administrativas.----------------------------------------------------------------

- --En los poderes generales para ejercer Actos de Dominio bastara que se den con ese caracter para que el Apoderado tenga toda clase de facultades de dueno, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos. ------------------------------------------------

- --Cuando se quisieren limitar en los tres casos antes mencionados, las facultades de los Apoderados se consignaran las limitaciones o los poderes seran especiales.---------------------------------------------------------------

Los Notarios insertaran este Articulo en los testimonios de los poderes que

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


otorguen.-----------------------------------------------------------------------


- --ARTICULO 2428.--El mandatario puede encomendar a un tercero el desempeno del mandato si tiene facultades expresas para ello.-------------------

- --ARTICULO 2441--El procurador no necesita poder o clausula especial, sino en los casos siguientes:--------------------------------------------------------

- --I.--Para desistirse;----------------------------------------------------------

- --II.--Para transigir;----------------------------------------------------------

- --III.--Para comprometer en arbitros;-------------------------------------------

- --IV.--Para absolver y articular posiciones;------------------------------------

- --V.--Para hacer cesion de bienes;----------------------------------------------

- --VI.--Para recusar;------------------------------------------------------------

- --VII.--Para recibir pagos;-----------------------------------------------------

- --VII.--Para los demas actos que expresamente determine la Ley.-----------------

- --Cuando en los poderes generales se desee conferir alguna o algunas de las facultades acabadas de enumerar, se observara lo dispuesto en el parrafo primero del Articulo 2408.------------------------------------------------------

- --ES PRIMER TESTIMONIO DE SU ORIGINAL QUE SE EXPIDE PARA LA

SOCIEDAD MERCANTIL DENOMINADA "DISTRIBUIDORA VENUS",

SOCIEDAD ANONIMA DE CAPITAL VARIABLE, EN SU CARACTER DE

INTERESADA.  VA EN OCHO FOJAS UTILES DEBIDAMENTE COTEJADAS,

SELLADAS Y FIRMADAS.--DOY FE.---------------------------------------------------

- --NAUCALPAN DE JUAREZ, ESTADO DE MEXICO, A DOCE DE ENERO DEL

DOS MIL.------------------------------------------------------------------------

                          JORGE ANTONIO FRANCOZ GARATE
                 NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                                ESTADO DE MEXICO


                                                                          (seal)


                      INSCRITA EN LA DIRECCION GENERAL DEL
                      REGISTRO PUBLICO DE COMERCIO
                      EN EL FOLIO MERCANTIL NUMERO:  150313
                      DERECHOS:  $675.00 REG EN CAJA:  207084
                      PTDA:  3341                  DE FECHA: 22-3-2000
                      EN MEXICO, D.F., A 17 DE ABRIL DEL 2000
                      REGISTRADOR LIC. J. SILVIA VIDALS NEGRETE

(seal)                     Licenciado Hernando Castellanos Ruiseco,
                           Director de Comercio, Personas y Morales y Bienes Muebles de la Direccion General del Registro Publico de la Propiedad y de Comercio, con fundamento en el articulo 20 fraccion IV del Reglamento Interior de la Administracion Publica del Distrito Federal y al Acuerdo delegatorio de facultades publicado en la Gaceta Oficial del Distrito Federal de fecha 19 de diciembre de 1997.


                                  (seal)

                               REDAY, S.A. DE C.V.

                 ASAMBLEA GENERAL EXTRAORDINARIA DE ACCIONISTAS
                             30 DE NOVIEMBRE DE 1999

En la Ciudad de Mexico, Distrito Federal, siendo las 14:00 horas del dia 30 de noviembre de 1999, se reunieron en el domicilio social de la Sociedad, los accionistas y representantes de accionistas de Reday, S.A. de C.V., que se senalan en la Lista de Asistencia que, firmada por el Presidente, Secretario y Comisario, se adjunta a la presente Acta, con el objeto de celebrar la Asamblea General Extraordinaria de Accionistas.

Por designacion unanime de los presentes fungio como Presidente de la Asamblea el senor Eugenio Lopez Barrios. Actuo como Secretario de la misma, el Secretario del Consejo de Administracion de la Sociedad, senor Alberto Mena Adame.

El Presidente designo Escrutador al Sr. Jose Ernesto Becerril Miro, quien, despues de aceptar el cargo, examino el Libro de Registro de Accionistas de la Sociedad y la Lista de Asistencia, con base en lo cual hizo constar que estuvieron presentes o debidamente representados en la Asamblea, los accionistas tenedores de 10,000 acciones comunes de la Serie A y 25,202,154 de la Serie B, que representan el 100.00% del capital social suscrito y pagado de Reday, S.A. de C.V. a la fecha de la presente Asamblea.

El Presidente, con base en la certificacion del Escrutador y con fundamento en lo establecido por el Articulo 188 de la Ley General de Sociedades Mercantiles y en el Articulo Vigesimo Noveno de los estatutos sociales, declaro legalmente instalada la Asamblea General Extraordinaria, en virtud de estar presentes o debidamente representados los accionistas tenedores de acciones comunes representativas del 100.00% del capital social. Acto seguido, el Presidente sometio a la consideracion de los accionistas el siguiente:


                                  ORDEN DEL DIA

I. Propuesta respecto de la fusion de la Sociedad, como fusionante, con Distribuidora Venus, S.A. de C.V., como fusionada; discusion y, en su caso, aprobacion del balance general de la Sociedad al 31 de octubre de 1999, con base en el cual se pretende llevar a cabo la fusion;

         discusion y, en su caso, aprobacion del convenio de fusion que se celebrara con Distribuidora Venus, S.A. de C.V.; y discusion y, en su caso, aprobacion de la propuesta relativa a que la Sociedad pacte expresamente pagar a su vencimiento las deudas de la sociedad fusionada, resoluciones al respecto.

II. Propuesta de aumento del capital de la Sociedad como consecuencia de la fusion de la Sociedad con Distribuidora Venus, S.A. de C.V.; resoluciones al respecto.

III. Propuesta de cambio de Denominacion como consecuencia de la fusion de la Sociedad con Distribuidora Venus, S.A. de C.V.; resoluciones al respecto.

IV. Propuesta de nombramiento de delegados especiales; resoluciones al respecto.

Los accionistas, por unanimidad de votos, aprobaron tanto la declaracion del Presidente como el Orden del Dia de la Asamblea Extraordinaria, cuyos puntos procedieron a desahogar como sigue:

I. En relacion con el primer punto del Orden del Dia, el Presidente senalo las diversas razones que hacen conveniente el que la sociedad se fusione con Distribuidora Venus, S.A. de C.V., subsistiendo Reday, S.A. de C.V., como sociedad fusionante y extinguiendose Distribuidora Venus, S.A. de C.V., como sociedad fusionada.

El Presidente senalo que en caso de aprobarse la fusion, esta se llevaria a cabo con base en las cifras que muestran los balances generales de cada una de las sociedades a fusionarse al 31 de octubre de 1999, mismos que los accionistas recibieron con anterioridad para su detallado analisis. A continuacion, el Presidente se refirio a los acuerdos de fusion contenidos en el Convenio de Fusion que celebraron anteriormente Distribuidora Venus, S.A. de C.V., como sociedad fusionada, y Reday, S.A. de C.V. como sociedad fusionante, cuya validez y efectos se encuentran sujetos, entre otros, a que la Asamblea General Extraordinaria de Accionistas de Distribuidora Venus, S.A. de C.V., asi como la presente Asamblea los apruebe. Acto seguido, el Presidente solicito al Secretario procediera a dar lectura al Convenio de Fusion celebrado por la Sociedad.

Una vez escuchado lo manifestado por el Presidente, de haber analizado detenidamente los balances generales de cada sociedad y el Convenio de Fusion celebrado por la sociedad y despues de que los accionistas formularon todas las preguntas que consideraron necesarias, la Asamblea Extraordinaria, por unanimidad de votos, adopto las siguientes:


                                  RESOLUCIONES


         "1. Se tiene por presentado y se aprueba en sus terminos el balance general de la Sociedad al 31 de octubre de 1999, mismo que servira de base para llevar a cabo la fusion a que se refieren las resoluciones siguientes. Agreguese un ejemplar de dicho balance al expediente de la presente Acta".

         "2. Se aprueba expresamente en este acto el Convenio de Fusion celebrado en esta misma fecha entre la Sociedad y Distribuidora Venus, S.A. de C.V., en los terminos del cual debera llevarse a cabo la fusion entre dichas sociedades, subsistiendo Reday, S.A. de C.V. como sociedad fusionante y extinguiendose Distribuidora Venus, S.A. de C.V. como sociedad fusionada. En consecuencia, se acuerda y aprueba expresamente en este acto la fusion antes mencionada, de conformidad con el Convenio de Fusion, el cual se transcribe en su integridad a continuacion:

"CONVENIO DE FUSION QUE CELEBRAN POR UNA PARTE, COMO SOCIEDAD FUSIONANTE, REDAY, S.A. DE C.V. (EN LO SUCESIVO DENOMINADA COMO "REDAY"), REPRESENTADA POR EL SENOR ERNESTO BECERRIL MIRO Y, POR LA OTRA, COMO SOCIEDAD FUSIONADA, DISTRIBUIDORA VENUS, S.A. DE C.V. (EN LO SUCESIVO DENOMINADA COMO "DISTRIBUIDORA"), REPRESENTADA POR EL SENOR EUGENIO LOPEZ BARRIOS Y EL SENOR ALBERTO MENA ADAME, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLAUSULAS:

                                  DECLARACIONES

         I.       Declara "REDAY", a traves de su representante:

         a) Que es una sociedad anonima de capital variable de nacionalidad mexicana, debidamente constituida de conformidad con la Ley General de Sociedades Mercantiles, segun consta en la Escritura publica No. 29,607, otorgada el 2 de enero de 1991, ante la fe del licenciado Roberto Nunez y Bandera, Notario Publico No. 1 del Distrito Federal e inscrita en el Registro Publico de Comercio del Distrito Federal, bajo el folio mercantil No. 150,313.

         b) Que a la fecha del presente Convenio su capital social asciende a la suma de $25,212,154.00 (VEINTICINCO MILLONES DOSCIENTOS DOCE MIL CIENTO CINCUENTA Y CUATRO PESOS 00/10 M.N.) representado por 10,000 acciones ordinarias, nominativas Serie "A" y 25,202,154 acciones ordinarias, nominativas Serie "B" con valor nominal de $1.00 M.N.(UNO PESO 00/100 M.N.) cada una.

         c) Que esta interesada en que, sujeto a la aprobacion del presente Convenio por su Asamblea General Extraordinaria de Accionistas y por la Asamblea General Extraordinaria de Accionistas de "DISTRIBUIDORA" que al efecto se celebren, se acuerde la fusion de DISTRIBUIDORA en REDAY, subsistiendo esta ultima como sociedad fusionante y extinguiendose DISTRIBUIDORA como sociedad fusionada.

         d) Que su representante tiene facultades suficientes para la celebracion de este acto, mismas que no le han sido revocadas o modificadas en forma alguna.

         II.      Declara DISTRIBUIDORA, a traves de sus representantes:

         a) Ser una sociedad anonima de capital variable de nacionalidad mexicana, debidamente constituida de conformidad con la Ley General de Sociedades Mercantiles, segun consta en la Escritura Publica No. 29,610, otorgada el 2 de enero de 1991, ante la fe del licenciado Roberto Nunez y Bandera Notario Publico No. 1 del Distrito Federal, e inscrita en el Registro Publico de Comercio del Distrito Federal bajo el folio mercantil No. 152539.

         b) Que a la fecha del presente Convenio su capital social asciende a la cantidad de $10,000.00 (DIEZ MIL PESOS 00/100 M.N.), representado por 10,000 acciones ordinarias, nominativas Serie "A" con valor nominal de $1.00 (UN PESO 00/100 M.N.) cada una.

         c) Que esta interesada en que, sujeto a la aprobacion del presente Convenio por su Asamblea General Extraordinaria de Accionistas y por la Asamblea General Extraordinaria de Accionistas de REDAY se acuerde la fusion de DISTRIBUIDORA en REDAY, subsistiendo REDAY como sociedad fusionante y extinguiendose DISTRIBUIDORA como sociedad fusionada.

         d) Que sus representantes tienen facultades suficientes para la celebracion de este acto, mismas que no les han sido revocadas ni modificadas en forma alguna.

         De conformidad con las Declaraciones que anteceden, las partes convienen en otorgar las siguientes

                                    CLAUSULAS

         PRIMERA. REDAY y DISTRIBUIDORA convienen en celebrar cada una de ellas una Asamblea General Extraordinaria de Accionistas, a efecto de que se someta a la consideracion de las mismas la aprobacion del presente Convenio de Fusion y, por lo tanto, acuerden expresamente la fusion de DISTRIBUIDORA en REDAY, subsistiendo REDAY con caracter de fusionante y extinguiendose DISTRIBUIDORA con caracter de fusionada.

         SEGUNDA. La celebracion de las Asambleas Generales Extraordinarias de Accionistas de REDAY y DISTRIBUIDORA a que se refiere la Clausula anterior deberan llevarse a cabo a mas tardar el 30 de noviembre de 1999.

         TERCERA. La fusion surtira plenos efectos entre las partes a partir del dia en que se celebren las Asambleas Generales Extraordinarias de Accionistas de REDAY y de DISTRIBUIDORA que acuerden la fusion y, ante terceros, surtira plenos efectos a partir de la fecha en que queden inscritos los acuerdos de fusion en el Registro Publico de la Propiedad y del Comercio del Distrito Federal en virtud de que las sociedades a fusionarse acuerdan pagar todos los pasivos y deudas que tuvieran a su cargo a favor de acreedores que no hubiesen consentido la fusion.

         CUARTA. Las cifras que serviran de base para la fusion, sujeto a la aprobacion de las Asambleas de Accionistas antes senaladas, son las que se reflejan en los balances de REDAY y de DISTRIBUIDORA al 31 de octubre de 1999.

         QUINTA. Como consecuencia de la fusion, y una vez que esta haya surtido sus efectos entre las partes, todos los activos, acciones y derechos, asi como todos los pasivos, obligaciones y responsabilidades de cualquier indole y, en general, el patrimonio de DISTRIBUIDORA sin reserva ni limitacion alguna, se transmitira a titulo universal a REDAY como sociedad fusionante y, por lo mismo, REDAY hara suyos y asumira en su totalidad los pasivos y obligaciones de cualquier indole a cargo de DISTRIBUIDORA, quedando obligada expresamente al pago de los mismos; en la inteligencia de que aquellos pasivos y correlativos derechos que existan entre las partes de este Convenio (si los hubieran), quedaran extinguidos por confusion al consolidarse estos en REDAY como consecuencia de la fusion.

         SEXTA. Como consecuencia de la fusion de DISTRIBUIDORA en REDAY, el capital social de REDAY en su parte variable se incrementara en la cantidad de $10,000.00 (DIEZ MIL PESOS 00/100 M.N.), con lo cual el monto del capital social de REDAY ascendera al surtir efectos la fusion entre las partes, a la cantidad de $25,222,154.00 (VEINTICINCO MILLONES DOSCIENTOS VEINTIDOS MIL CIENTO CINCUENTA Y CUATRO PESOS 00/100 M.N.).

         Considerando que los accionistas de REDAY tambien son los accionistas de CONSULTORIA, al surtir efectos la fusion entre las partes los titulares de acciones de REDAY recibiran por cada accion Serie A de DISTRIBUIDORA de que son titulares, 1 (una) accion (es) Serie B de REDAY.

         SEPTIMA. Con motivo de la fusion no se realizara cambio alguno en la integracion de los organos de administracion y de vigilancia de REDAY.

         OCTAVA. En cumplimiento de lo dispuesto por el Articulo 223 de la Ley General de Sociedades Mercantiles, inmediatamente despues de celebradas las Asambleas Extraordinarias de Accionistas previstas en la Clausula Primera, se publicaran en el periodico oficial del domicilio de las sociedades, los acuerdos de fusion materia del presente Convenio, asi como los ultimos balances generales de las dos sociedades aprobadas por las Asambleas que ratifiquen la fusion, al igual que el sistema que DISTRIBUIDORA utilizara para la extincion de sus pasivos. Ademas, una vez aprobado el presente Convenio de Fusion, y acordada la fusion por las Asambleas Extraordinarias de Accionistas a que se refiere la Clausula Primera, se procedera de inmediato a inscribir en el Registro Publico de la Propiedad y del Comercio del Distrito Federal, los acuerdos de fusion tomados por dichas Asambleas.

         NOVENA. En todo lo no expresamente previsto en el presente Convenio se regira por las disposiciones de la Ley General de Sociedades Mercantiles y supletoriamente por las disposiciones del Codigo de Comercio y del Codigo Civil para el Distrito Federal.

         DECIMA. Para todo lo relacionado con la interpretacion, cumplimiento y ejecucion del presente Convenio, las partes se someten expresamente a la jurisdiccion de los tribunales competentes de Mexico, Distrito Federal, renunciando expresamente a cualquier otro fuero que pudiera corresponderles por razon de sus domicilios presentes o futuros o por cualquier otra causa.

         El presente Convenio se firma en dos ejemplares en la Ciudad de Mexico, Distrito Federal, el dia 30 del mes de noviembre de 1999.



REDAY, S.A. DE C.V.                  DISTRIBUIDORA VENUS, S.A. DE
                                     C.V.
Senor Ernesto Becerril Miro          Senor Eugenio Lopez Barrios
Representante Legal                  Senor Alberto Mena Adame
"Rubrica"                            Representantes Legales
                                     "Rubricas"


         "3. Se hace expresamente constar que, una vez que la fusion de Reday, S.A. de C.V. con Distribuidora Venus, S.A. de C.V., haya sido aprobada por la Asamblea General Extraordinaria de Accionistas de Distribuidora Venus,

         S.A. de C.V. y de Reday, S.A. de C.V., en los terminos acordados en el Convenio de Fusion, esta surtira efectos entre las partes a partir de la fecha de la presente Asamblea y, ante terceros, la fusion surtira plenos efectos a partir de la fecha en que queden inscritos en el Registro Publico de Comercio del Distrito Federal los acuerdos de fusion tomados por las Asambleas Generales Extraordinarias de Accionistas de las sociedades a fusionarse, en virtud de lo que se establece en la Resolucion numero 4 siguiente."

         "4. Para que la fusion surta efectos frente a terceros a partir de la fecha de inscripcion de los acuerdos respectivos en el Registro Publico de la Propiedad y del Comercio del Distrito Federal, las sociedades partes de la fusion acuerdan pagar en forma anticipada todos aquellos creditos cuyos acreedores no hubieren dado su consentimiento."


         "5. Se hace constar expresamente que, como consecuencia de la fusion, todos los activos, acciones y derechos, asi como todos los pasivos, obligaciones y responsabilidades de cualquier indole y, en general todo el patrimonio de Distribuidora Venus, S.A. de C.V. se transmite sin reserva ni limitacion y a titulo universal a Reday, S.A. de C.V., en su caracter de sociedad fusionante, a partir de la fecha en que la fusion surta efectos. En consecuencia, Reday, S.A. de C.V. hara suyos y asumira en su totalidad a partir de la fecha en que surta efectos, los pasivos y obligaciones de cualquier indole que existieren a cargo de Distribuidora Venus, S.A. de C.V., quedando expresamente obligada como causahabiente universal al pago de los mismos; en la inteligencia de que aquellos pasivos y correlativos derechos que existieren entre las sociedades que se fusionan (si los hubiere), quedan a partir de la presente fecha extinguidos por confusion, al haberse consolidado estos en Reday, S.A. de C.V."

         "6. Se hace, asimismo, expresamente constar que, como consecuencia de los acuerdos contenidos en el Convenio de Fusion, los accionistas de Reday S.A. de C.V.

         recibiran por cada accion Serie A de la que son titulares en Distribuidora Venus, S.A. de C.V., 1 (una) accion (es) Serie B de Reday, S.A. de C.V."


II. En relacion con el segundo punto del Orden del Dia de la Asamblea Extraordinaria, el Presidente explico a los senores accionistas que como consecuencia de la fusion de Reday, S.A. de C.V. con Distribuidora Venus, S.A. de C.V., una vez que esta surta efectos, se aumentaria el capital social de la Sociedad en la cantidad de $10,000.00 (DIEZ MIL PESOS 00/100 M.N.)

         Una vez escuchado lo manifestado por el Presidente, y despues de que los accionistas formularon todas las preguntas que consideraron necesarias, la Asamblea, por unanimidad de votos, adopto la siguiente


                                   RESOLUCION


         "1. Se acuerda aumentar el capital social de Reday, S.A. de C.V., con efectos a partir de la fecha de eficacia de la fusion, en la cantidad de $10,000.00 (DIEZ MIL PESOS 00/100 M.N.), como consecuencia de la fusion con Distribuidora Venus, S.A. de C.V., por lo que el capital social, en su parte fija, se mantendra en la cantidad de $10,000.00 (DIEZ MIL PESOS 00/100), y en su parte variable se aumentara a la cantidad de $25,212,154 (VEINTICINCO MILLONES DOSCIENTOS DOCE MIL CIENTO CINCUENTA Y CUATRO PESOS 00/100), quedando el mismo en $25,222,154 (VEINTICINCO MILLONES DOSCIENTOS VEINTIDOS MIL CIENTO CINCUENTA Y CUATRO PESOS 00/100 M.N.), representado por 10,000 (DIEZ
         MIL) acciones Serie A y 25,212,154 (VEINTICINCO MILLONES DOSCIENTOS DOCE MIL CIENTO CINCUENTA Y CUATRO) acciones Serie B, por lo que el capital social de Reday, S.A. de C.V., quedara distribuido de la siguiente forma:

         ACCIONISTAS                                  ACCIONES
                                            SERIE "A"         SERIE "B"

         Jafra Cosmetics                        9,999        25,211,153
         International, S.A

         De C.V.

         Eugenio Lopez Barrios                      1             1,001

         Total:                                10,000       25,212,154"

          "2. Se acuerda la emision de titulos definitivos representativos de las acciones Serie B correspondientes al aumento de capital, los cuales deberan cumplir con los requisitos establecidos en los estatutos sociales."


         III. En relacion con el tercer punto del Orden del Dia de la Asamblea Extraordinaria, el Presidente explico a los senores accionistas que como consecuencia de la Fusion de Reday, S.A. de C.V., con Distribuidora Venus, S.A. de C.V., una vez que esta surta efectos a partir del 1(degree)de diciembre de 1999, se modificara su denominacion y se reformara el Articulo Primero de sus Estatutos Sociales para adecuar tal cambio.

Indico que la reforma propuesta estaba plasmada en el texto de los nuevos estatutos, distribuido previamente entre los accionistas para su analisis.

Una vez escuchado lo manifestado por el Presidente y haber analizado detenidamente tomo las siguientes:

                                  RESOLUCIONES

         "1. Se aprueba el cambio de denominacion de REDAY a "DISTRIBUIDORA VENUS", segun permiso otorgado por la Secretaria de Relaciones Exteriores."

         "2. Se aprueba la reforma del Articulo Primero de los Estatutos Sociales con efectos a partir del 1(degree) de diciembre de 1999, para que en lo sucesivo quede redactado en el siguiente termino:


                                   CAPITULO 1

ARTICULO PRIMERO.- La denominacion de la Sociedad es "DISTRIBUIDORA VENUS", denominacion que ira siempre seguida de las palabras "SOCIEDAD ANONIMA DE CAPITAL VARIABLE" o de sus abreviaturas "S.A. DE C.V.""


         IV. En relacion con el ultimo punto del Orden del Dia de la Asamblea Extraordinaria, los Accionistas por unanimidad de votos, adoptaron la siguiente:


                                   RESOLUCION


         "1. Se designan como delegados de esta Asamblea a los senores Eugenio Lopez Barrios, Alberto Mena Adame y Ernesto Becerril Miro, o a las personas que ellos designen, a fin de que, individual o conjuntamente:
                  a) Concurran ante el notario publico de su eleccion para protocolizar la presente acta, total o parcialmente.
                  b)   Para que expidan, de ser necesario, los certificados
                       de las resoluciones adoptadas en esta Asamblea.
                  c)   Lleven a cabo las publicaciones que sean necesarias
                       conforme a la ley.
                  d) Realicen acciones necesarias para inscribir el testimonio respectivo ante el registro Publico de la propiedad y del Comercio del Distrito Federal, asi como todos los actos juridicos y materiales necesarios para dar cumplimiento a estas resoluciones."


Acto seguido, se suspendio la Asamblea por el tiempo necesario para redactar la presente Acta la cual una vez leida, fue aprobada por los presentes y firmada por el Presidente, el Secretario y el Comisario.

Se dio por terminada la Asamblea a las 15:00 horas del dia de su fecha.

- -----------------------            ---------------------
Eugenio Lopez Barrios              Alberto Mena Adame
Presidente                         Secretario





                         ------------------------------
                           Ernesto Valenzuela Espinoza
                                    Comisario

                               LISTA DE ASISTENCIA

ACCIONISTA                                                   ACCIONES
- ----------                                                   --------
                                             SERIE A          SERIE B


JAFRA COSMETICS INTERNATIONAL,                 9,999       25,201,154
S.A. de C.V., representada por
El senor Ernesto Becerril Miro

- ---------------------------

Eugenio Lopez Barrios                              1            1,000
Por su propio derecho
- ---------------------------

                                    TOTAL:    10,000       25,202,154

         El 100.00% de las acciones en que se divide el capital de la Sociedad se hallaban debidamente representadas.


- ---------------------------                   ------------------------
Senor Eugenio Lopez Barrios                   Senor Alberto Mena Adame
       Presidente                                    Secretario



- ---------------------------                   ------------------------
Senor Ernesto Becerril Miro                   Senor Ernesto Valenzuela
      Escrutador                              Espinoza
                                                     Comisario


Mexico D.F. a 30 de noviembre de 1999.

                          JORGE ANTONIO FRANCOZ GARATE
                NOTARY PUBLIC 17 OF THE DISTRICT OF TLALNEPANTLA
                                 STATE OF MEXICO


       - - - DEED NUMBER THIRTY-THOUSAND THREE-HUNDRED FORTY-EIGHT - - - - - - -
       - - - - - - - - VOLUME NUMBER EIGHT-HUNDRED FOUR. - - - - - - - - - - - -
       - - - In Naucalpan de Juarez, State of Mexico, at the ten days of January year two-thousand, I, lawyer JORGE ANTONIO FRANCOZ GARATE, Notary Public number Seventeen, of the Judicial District of Tlalnepantla, State of Mexico and Notary of the Federal Real Estate Patrimony, acting in the Ordinary Protocol at my charge, I witness that Mr. JOSE ERNESTO BECERRIL MIRO, presents himself before me in his character of Special Delegate of the Act of the General Extraordinary Shareholders Meeting of the company named "REDAY", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, celebrated the thirty of November nineteen ninety-nine, in which it was agreed among other points THE CHANGE OF DENOMINATION OF THE COMPANY, and requests the subscribed Notary to OFFICIALLY REGISTER, said act partially, according to the following background and the following clauses: - - - - - - - - -
       - - - - - - - - - - - - B A C K G R O U N D - - - - - - - - - - - - - -
       The one who presents before me declares with the representation he manifests and under protest of speaking truth: - - - - - - - - - - - -
       - - - I.- CONSTITUTION OF THE COMPANY.- That the public deed number twenty-nine thousand six-hundred seven, dated two of January nineteen ninety-one, granted before the faith of lawyer Roberto Nunez y Bandera, Notary Public number One, of Mexico, Federal District, which first testimony was duly INSCRIBED in the Public Registry of Commerce of Mexico, Federal District, under the Mercantile Folio number ONE-HUNDRED FIFTY-THOUSAND THREE-HUNDRED THIRTEEN, dated twenty-four of October nineteen ninety-one, with the previous permit granted by the Ministry of Foreign Affairs, number zero forty-seven thousand forty-three, File number zero, nine dash fifty-three thousand seven-hundred fifty-two dash ninety, it was constituted the mercantile society denominated "Reday", Sociedad Anonima de Capital Variable, with duration of ninety-nine years, social address in Mexico, Federal District, Capital Stock of ten thousand pesos, national currency, clause of Admission of Foreigners and the social purpose that is mentioned ahead. - - - - - - - - - - - - - - - - -
       - - - II.- INCREASES OF CAPITAL STOCK IN ITS VARIABLE PART.- That by several deeds the capital stock of the company was increased in the variable part - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       being that by public deed number thirty-one thousand six-hundred ninety-six, dated fourteen of January nineteen ninety-two, granted before the faith of lawyer Roberto Nunez y Bandera, Notary Public number One, of Mexico, Federal District, it was partially officially registered the Act of the General Extraordinary Meeting celebrated on the twenty of September nineteen ninety-one, in which it was agreed the increase of the Capital Stock in its variable part in the amount of fifteen million pesos, national currency, remaining with a capital stock in its variable part in the amount of twenty-five million one-hundred fifty-two thousand one-hundred fifty-four pesos, national currency. - - - - - - - - - - - -
       - - - III.- DESIGNATION OF THE LEGAL MANAGER AND GRANTING OF POWERS.- That by public deed number thirty-four thousand forty-three dated eleven of March nineteen ninety-three, granted before the faith of lawyer Roberto Nunez y Bandera, Notary Public number One, of Mexico, Federal District, which first testimony was duly INSCRIBED in the Public Registry of Property and Commerce and Mexico, Federal District, under the Mercantile Folio number ONE-HUNDRED FIFTY-THOUSAND THREE-HUNDRED THIRTEEN, dated two of July nineteen ninety-three, it was evidenced the partial officially registration of one act of the General Ordinary Annual Meeting, celebrated the twenty-nine of September nineteen ninety-two, in which it was agreed the designation of Mr. Gerardo Mariano Mendoza Bazan, as Legal Manager of the Company. - - - - - - - - - - - - - - - - - - - -
       - - - IV.- NOMINATION OF THE SOLE ADMINISTRATOR AND OFFICIAL
       REGISTRATION OF THE NEW SOCIAL BY-LAWS.- - That by public deed number three-thousand four-hundred forty-nine, dated two of May nineteen ninety-five, granted before the faith of lawyer Carlos Antonio Rea Fiel, Notary Public number one-hundred eighty-seven, of Mexico, Federal District, which first testimony was duly INSCRIBED in the Public Registry of Property and Commerce of Mexico, Federal District, under the Mercantile Folio number ONE HUNDRED FIFTY-THOUSAND THREE-HUNDRED THIRTEEN, it was partially officially registered the Act of the General Ordinary and Extraordinary Annual Meeting celebrated the fist of August nineteen ninety-four, in which it was agreed to nominate as Sole Administrator of the Company Mr. Julio Pedro Cepeda Rebollo, and the by-laws of the company were fully modified. - - - - - - - - - - - -

       - - - From said deed I reproduce in the conducing matter the following: -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - ARTICLE III.- The company will have as purpose: 1) To acquire, establish, dispose of, give or take in lease or sublease, in commodatum or sub-commodatum, administer, operate, or own in any way permitted by the law factories, industrial plants, workshops, laboratories, storehouses or warehouses, offices, stores and other establishments and real estate with the purpose of granting freely or in an onerous manner its use and enjoyment to third parties in virtue of leasing, sub-leasing, commodatum or sub-commodatum contracts, or any other hierarchical title: 2) To construct, build, repair, reconstruct, demolish, plan and design all type of houses, buildings, structures, factories, industrial plants, workshops, laboratories, storehouses or warehouses, offices, stores and other establishments and real estate; 3) To acquire, transfer, import, export, encumber, give or take in lease and negotiate in any way with all type of real estate; 4) To lend and receive services of building, design and advisory, as well as administrative and supervision services; 5) To render all type of technical, administrative or supervision services to commercial or industrial negotiations in Mexico or abroad and receive such services; 6) To request, purchase, sale, give or take in use, transfer, register and acquire industrial trademarks and of services, commercial names, copyrights, patents, inventions and processes, as well as to dispose them; 7) To act as contractor, sub-contractor, agent or representative and designate sub-contractors, agents or representatives; 8) To acquire shares, participations, parts of interest and obligations of all type of enterprises or companies, civil or mercantile, and be part of them; 9) To represent or be agent or commission agent of commercial or industrial negotiations national or foreign; 10) To give or take money in loans with or without guaranty, to issue bonuses, values, mortgages, obligations and any other credit titles with the intervention of the institutions established by the law and to grant bonds or guaranties of any type with respect to the obligations contracted or the titles issued or accepted by the company itself or by third parties; 11) To issue, subscribe, accept and negotiate in any way credit titles; 12) To execute all type of contracts permitted by the law. - - - - - - - - - - - - - - - - - - - -
       - - - V.-- REVOCATION OF POWERS AND GRANTING OF GENERAL POWERS.- That by Public Deed number three-thousand six-hundred twenty-nine, volume one-hundred six, dated twenty-nine of August nineteen - - - - - - - - - - ninety-five, granted before the faith of lawyer Carlos Antonio Rea Field, Notary Public number One-hundred eighty-seven, of Mexico, Federal District, which first testimony was duly INSCRIBED in the Public Registry of Property and Commerce of Mexico, Federal District, under the Mercantile Folio number ONE-HUNDRED FIFTY-THOUSAND THREE-HUNDRED THIRTEEN, it was evidenced the official registry of the act of the General Annual Ordinary and Extraordinary Meeting, of the four of May nineteen ninety-five, in which it was agreed among other points the revocation of powers and the granting of general powers. - - - - - - - -
       - - - VI.- DESIGNATION OF THE DIRECTOR OF FINANCE.- - That by public deed number twenty-six thousand eight-hundred forty-two, volume number six-hundred eighty-seven, dated eighteen of September nineteen ninety-seven, granted before the faith of the undersigned Notary, which first testimony is duly INSCRIBED in the Public registry of Commerce of the Federal District, under the Mercantile Folio number ONE FIVE ZERO THREE ONE THREE, dated seven of January nineteen ninety-eight, the Company officially registered the Act of the Meeting in which it was agreed the designation of Mr. Ernesto Omar Cavassuto, as Director of Finance, and consequently, the granting of powers of him. - - - - - - - -
       - - - VII.- RENUNCIATION OF THE DIRECTOR GENERAL AND NOMINATION OF THE PRESIDENT OF THE COMPANY.-- That by public deed number twenty-six thousand eight-hundred seventy-five, volume number six-hundred eighty-eight, dated twenty-four of September nineteen ninety-seven, granted before the faith of the subscribed Notary, which first testimony is duly INSCRIBED in the Public Registry of Commerce of the Federal District, under the Mercantile Folio number ONE FIVE ZERO THREE ONE THREE, the Company officially registered the Act of the Meeting in which it was agreed the renunciation of Mr. Alfredo Munda Tabusso, to the charge of Director General of the Company, same who was designated as President of the same, and the granting of powers in his favor. - - - - -
       - - - VIII.- RENUNCIATION OF THE DIRECTOR OF FINANCE OF THE COMPANY
       AND DESIGNATION OF THE DIRECTOR GENERAL OF THE SAME.- - That by public deed number twenty-six thousand eight-hundred seventy-six, volume number six-hundred eighty-eight, dated twenty-four of September nineteen ninety-seven, which first testimony is duly - - - - - - - - - - - - - - -

       INSCRIBED in the Public Registry of Commerce of the Federal District, under the Mercantile Folio number ONE FIVE ZERO THREE ONE THREE, dated thirteen of January nineteen ninety-eight, the Company officially registered the Act of the Meeting in which it was agreed the renunciation of Mr. Michael Anthony Digregorio Dimaio, at the charge of Director of Finance of the Company, same who was designated Director General of the same, and the granting of powers in his favor. - - - - - - - - - - - -
       - - IX.- REVOCATION OF POWERS, DESIGNATION OF THE MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY AND RATIFICATION OF COMMISSARY AND SUBSTITUTE COMMISSARY OF THE SAME.- - That by public deed number twenty-six thousand eight-hundred seventy-seven, volume number six-hundred eighty-eight, dated twenty-four of September nineteen ninety-seven, which first testimony is duly INSCRIBED in the Public Registry of Commerce of the Federal District, under the Mercantile Folio number ONE FIVE ZERO THREE ONE THREE, dated thirteen of January nineteen ninety-eight, the Company officially registered the Act of the Meeting it which it was agreed the revocation of powers granted in favor of Mr. Dario Macias Ruelas, the designation of the members of the Board of Directors of the Company, and the Ratification of the nomination of Messrs. Fernando Holgin Maillard, as Commissary and Alfonso Galan Jimenez de la Cuesta, as Substitute Commissary of the Company. - - - - - - - - - - - - - - - - - - - - - - -
       - - X.- REPORT OF THE FINANCIAL STATEMENTS PRESENTED BY THE BOARD OF DIRECTORS AND COMMISSARY OF THE COMPANY, WITH RESPECT TO THE FISCAL YEARS ENDED THE THIRTY-ONE OF DECEMBER NINETEEN NINETY-SIX, AND APPLICATION OF THE OBTAINED STATEMENTS.- - That by pubic deed number twenty-seven thousand three-hundred ten, volume number seven-hundred six, dated eighteen of February nineteen ninety-eight, granted before the faith of the undersigned Notary, which first testimony is duly INSCRIBED in the Public Registry of Commerce of the Federal District under the Mercantile Folio number ONE FIVE ZERO THREE ONE THREE, dated twenty-two of April nineteen ninety-eight, the Company officially registered the Act of the Meeting in which it was agreed the report and approval of the financial statements presented by the Board of Directors and Commissary of the Company, with respect to the - - - - - - - - - - - - - - - - - - - - - - fiscal years ended the thirty-one of December nineteen ninety-six, and the application of the results obtained. - - - - - - - - - - - - - - - -
       - - - XI.- - DESIGNATION OF MRS. DELIA MARGARITA CHAVEZ RODRIGUEZ AS DIRECTOR OF INDUSTRIAL RELATIONS AND GRANTING OF POWERS IN HER FAVOR.- - That by public deed number twenty-seven thousand three-hundred twelve, volume number seven-hundred six, dated eighteen of February nineteen ninety-eight, granted before the faith of the subscribed Notary, which first testimony is duly INSCRIBED in the Public Registry of Commerce of the Federal District under the Mercantile Folio number ONE FIVE ZERO THREE ONE THREE, dated twenty-two of April nineteen ninety-five, the Company officially registered the Act of the Meeting in which it was agreed the designation of Mrs. Delia Margarita Chavez Rodriguez, as Director of Industrial Relations, and granting of powers in her favor. -
       - - - XII.- DESIGNATION OF THE NEW BOARD OF DIRECTORS, COMMISSARY AND SUBSTITUTE COMMISARY, RENUNCIATION OF MR. SERGIO RENE APARICIO GONZALEZ, TO THE CHARGE OF INDUSTRIAL RELATIONS, AND THE REVOCATION OF POWERS GRANTED IN HIS FAVOR. - - That by public deed number twenty-seven thousand three-hundred eleven, volume number seven-hundred six, dated eighteen of February nineteen ninety-eight, granted before the faith of the subscribed Notary, which first testimony is duly INSCRIBED in the Public Registry of Commerce of the Federal District under the Mercantile Folio number ONE FIVE ZERO THREE ONE THREE, dated twenty-two of April nineteen ninety-eight, the Company officially registered the Act of the Meeting in which it was agreed the designation of the new Board of Directors, Commissary and Substitute Commissary, the renunciation of Mr. Sergio Rene Aparicio Gonzalez, to the charge of Director of Industrial Relations and the revocation of powers granted in his favor. - - - - - -
       - - - XIII.- GRANTING OF SPECIAL POWER.- - That by public deed number twenty-seven thousand five-hundred eighty, volume number seven-hundred fourteen, dated six of April nineteen ninety-eight, granted before the faith of the subscribed Notary, which first testimony is in the procedure of inscription in the corresponding Public Registry of Commerce, it was officially registered the Act of the General Ordinary Shareholders Meeting of the four of February nineteen - - - - - - - - - - - - - - - - ninety-eight, in which it was agreed the granting of powers in favor of Messrs. Alfredo Munda Tabusso, Ernesto Omar Cavassuto, Alfredo Munda Tabusso, Ernesto Omar Cavassut, Alberto Mena Adame, Michael Anthony Digregorio Dimaio, and Delia Margarita Chavez Rodriguez. - - - - - - - -
       - - XIV.- GRANTING OF POWERS. - - That by public deed number twenty-nine thousand seven-hundred thirty-one, volume number seven-hundred eighty-three, dated nineteen of August nineteen ninety-nine, granted before the faith of the subscribed Notary, which first testimony is in the procedure of inscription in the corresponding Public Registry of Commerce, it was officially registered the Act of the General Ordinary Annual Shareholders of the Company, celebrated the first of September nineteen ninety-eight, in which it was agreed among other points the granting of powers. - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - XV.- MERGE.- That by public deed number thirty-thousand two-hundred fifty-four, dated sixteen of December nineteen ninety-nine, granted before the subscribed Notary, not yet inscribed in the corresponding Public Registry of Commerce due to its recent date, it was evidenced the official registry of the Act of the General Extraordinary Shareholders Meeting of "CONSULTORIA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE as merged company and "REDAY", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, as merging company disappearing the first one and the latter subsisting increasing its capital stock in the variable capital in the amount of ten-thousand pesos, national currency, the capital stock remaining in twenty-five million two-hundred twenty-two thousand one-hundred fifty-four pesos, national currency. -- - - - - - - - - - - - - - - -
       - - XVI.- MERGE.- That by public deed number thirty-thousand two-hundred fifty-six, dated sixteen of December nineteen ninety-nine, granted before the Subscribed Notary, not yet inscribed in the corresponding Public Registry of Commerce due to its recent date, it was evidenced the official registry of the Act of the General Extraordinary Shareholders Meeting of the company named "DISTRIBUIDORA VENUS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE as merged company and "REDAY", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, as merging company disappearing the first one and the latter subsisting. - - - - - - - - - - - - - - - - - - - - -
       - - XVII. - - MERGE.- That by public deed thirty-thousand two-hundred thirty-two, dated seventeen of December nineteen ninety-nine, granted before the subscribed Notary, not yet inscribed in the corresponding Public Registry - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       due to its recent date, it was evidenced the official registry of the Act of the General Extraordinary Shareholders Meeting of the company named "REDAY", SOCIEDAD ANONIMA DE CAPITAL VARIABLE as merging company and "DISTRIBUIDORA VENUS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, as merged company disappearing the second and subsisting the first one. - - - - - -
       - - - XVIII.- Mr. JOSE ERNESTO BECERRIL MIRO, declares, in his character of Special Delegate that the company he represents has not suffered any other modification in its incorporation deed. - - - - - - - - - - - - - -
       - - - XIX.- PERMIT OF THE MINISTRY OF FOREIGN AFFAIRS.- The one who presents before me declares that for the granting of the present deed, the Ministry of Foreign Affairs granted him the corresponding permit, same which I add to the appendix of this deed with letter "A" and that I fully transcribed as follows: - - - - - - - - - - - - - - - - - - - -
       - - - "" At the left superior margin a seal with the national escutcheon and the following legend: MINISTRY OF FOREIGN AFFAIRS M E X I C O.- - At the right superior margin PERMIT 09000134.- FILE 9009053752. -
       - FOLIO 39771. - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - In attention to the request presented by C. JORGE ANTONIO FRANCOZ GARATE, in representation of REDAY S.A. DE C.V.- - - - - - - - -
       - - - This Ministry grants the permit to change the denomination, - - -
       FROM: REDAY SA DE CV. - - - - - - - - - - - - - - - - - - - - - - - - -
       TO: DISTRIBUIDORA VENUS SA DE CV. - - - - - - - - - - - - - - - - - - -
       - - Having been GRANTED to the applicant the permit to reform its social by-laws in the terms above mentioned, according to what is established by articles16 of the Law of Foreign Investment and 15 of the Regulation of the Law of Foreign Investment and the National Registry of Foreign Investments. - - - - - - - - -- - - - - - - -- - - - - - - - - - - - - -
       - - - The interested party, will notify the use of this permit to the Ministry of Foreign Affairs within the next six months after its issuance, according to what is established by article 18 of the Regulation of the Law of Foreign Investment and the National Registry of Foreign Investments. - - - - - - - - - - - - - - - - - - - - - - - - -

       - - - The above mentioned is communicated based in articles: 27 fraction I of the Political Constitution of the United Mexican States; 28 fraction V of the Organic Law of the Public Federal Administration; 15 of the Law of Foreign Investment and 13, 14 and 18 of the Regulation of the Law of Foreign Investment and of the National Registry of Foreign Investments. -
       - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - This permit will be null if within the next ninety working days after the date of its granting, the interested party does not attend to grant before public notary the instrument corresponding to the constitution of the company in question, according to what is established in article 17 of the Regulation of the Law of Foreign Investment and the National Registry of Foreign Investments; likewise it is granted without prejudice of what is foreseen by article 91 of the Law of Industrial Property. - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - TLATELOLCO, F.D., 5 of January 2000.- EFFECTIVE SUFFRAGE,
       NO REELECTION.- THE DIRECTOR OF PERMITS ART. 27 CONST. - -ONE ILLEGIBLE SIGNATURE. - - LAWYER JOSE FRANCISCO CAMPOS GARCIA ZEPEDA.- - AT THE RIGHT INFERIOR MARGIN A SEAL WITH THE NATIONAL ESCUTCHEON AND THE FOLLOWING LEGEND. - - MINISTRY OF FOREIGN AFFAIRS. - - GENERAL DIRECTION OF LEGAL AFFAIRS. - PA-2.- 2248.- - - - - - - - - - - - - -- - - - - - -
       - - - XX.- ACT OF THE MEETING. - - - - - - - - - - - - - - - - - - - - -
       - - - The one who presents before me presents to the subscribed Notary the Act of the General Extraordinary Shareholders Meeting of the Company, contained in twelve letter-size sheets written in one front duly signed, from which a copy is enclosed to the appendix of this deed with letter "B" and that by means of this instrument is officially registered and which I partially transcribe as follows. - - - - - - - - - - - - - - - -
       - - - Likewise, it was agreed to enclose to the present act the list of attendants of all the shareholders of the company. - - - - - """"""" - - - - - - - - - - REDAY, S.A. DE C.V. - - - - - - - - - - - - -
       - - - - - - - GENERAL EXTRAORDINARY SHAREHOLDERS MEETING. - - - - - - - -
       - - - - - - - - - - - - - - 30 of November 1999 - - - - - - - - - - - - -
       - - - In Mexico City, Federal District, being the 14:00 hours of the 30 of November 1999, they gathered in the social address of the company, the shareholders and representatives of the shareholders of Reday, S.A. de C.V., which are - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       mentioned in the List of Attendance that, signed by the President, Secretary and Commissary, it is added to the present Act, with the purpose of celebrating the General Extraordinary Shareholders Meeting. -
       - - - - - - - - - - - - - - -- - - - - - - - - - - - -- - - - - - - - - -
       - - - By unanimous decision of the present ones he acted as President of the Meeting Mr. Eugenio Lopez Barrios. Acted as Secretary of the same, the Secretary of the Board of Directors of the Company, Mr. Alberto Mena Adame. - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - The President designated as Scrutinizer Mr. Jose Ernesto Becerril Miro, who after accepting the charge, examined the Registry of Shareholders of the Company and the List of Attendance, based in which he evidenced that they were present or duly represented in the Meeting, the shareholders of the 10,000 common shares of Series A and 25,202,154 of Series B, that represent the 100.00% of the subscribed and paid capital stock of Reday, S.A. de C.V., at the date of the present Meeting. - - - -
       - - - The President, based in the certification of the Scrutinizer and based in what is established by Article 188 of the General Law of Mercantile Societies and in Article Twenty-ninth of the social by-laws, declared the General Extraordinary Shareholders Meeting legally installed, in virtue they were present or duly represented the shareholders of common shares representative of the 100.00% of the capital stock. Next, the President submitted to the consideration of the shareholders the following: - - - - - - - - -- - - - - - - - - -- - - - -
       - - - - - - - - - - - - - A G E N D A - - - - - - - - - - - - - - - - - -
       - - - III.- Proposal of change of denomination as consequence of the merge of the Company with Distribuidora Venus, S.A. DE C.V., resolutions at this respect. - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - IV.- Proposal of the nomination of special delegates; resolutions to this respect. - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - Shareholders by unanimity of votes, approved the declaration of the President as well as the Agenda of the Extraordinary Meeting, which points they proceed to review as follows: - - - - - - - - - - - - - - -
       - - - III.- In relation with the third point of the agenda of the Extraordinary Meeting, the President explained to the shareholders that as a consequence of the merge of Reday, S.A. de C.V. with Distribuidora Venus, S.A. de C.V., once this is effective beginning the first of December 1999, its denomination will be modified and Article First of its social by-laws will be reformed to adequate said change. - - - - - - - -

       - - - He declared that the proposed reform was stated in the text of the new by-laws, previously distributed among the shareholders for its analysis. - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - Once the statement of the President was listened and carefully analyzed, he took the following: - - - - - - - - -
       - - - - - - - - - - - - R E S O L U T I O N S - - - - - - - - - - - - - -
       - - - 1.- The change of denomination of Reday, to Distribuidora Venus, is approved according to the permit granted by the Ministry of Foreign Affairs. - - - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - -
       - - - 2.- The reform to Article First of the Social By-laws is approved effective the first of December 1999, so that in the future it remains in the following terms: - - -- - - - - - - - - - - - - - - - - - - - - - - -
       - - - - - -- - - - - - - - - - CHAPTER 1 - - - - - - - - - - - - - - - -
       - - - ARTICLE FIRST.- The denomination of the company is DISTRIBUIDORA VENUS, denomination that will always be followed by the words SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or its abbreviation S.A. DE C.V. - - - -- -
       - - - IV.- In relation to the last point of the Agenda of the Extraordinary Meeting, shareholders by unanimity of votes, adopted the following: - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - - - - - - - - - - - - R E S O L U T I O N - - - - - - - - - - - - -
       - - - "1. They are designated as delegates of this Meeting Messrs. Eugenio Lopez Barrios, Alberto Mena Adame and Ernesto Becerril Miro, or the persons they designate, so that individually or jointly: - - - - - -
       - - - a) They present themselves before the notary public of their choice to officially register the present act, totally or partially. - - - - - -
       - - - b) to issue, if necessary, the certificates of the resolutions adopted in this Meeting. - - - - - - - - - - - - - - - - - - - - - - - -
       - - - c) to effect the publications that are necessary according to the Law. - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - d) to effect the necessary actions to inscribe the respective testimony in the Public Registry of Property and Commerce of the Federal District, as well as all the legal and material acts necessary to accomplish these resolutions." - - - - - - - - - - - - - - - - - - - - -
       - - - Next, the Meeting was adjourned for the time necessary to write the present Act same which once it was read, it was approved by the attendants and signed by the President, Secretary and Commissary. - -
       - - - The Meeting was ended at the 15:00 hours of the day in which it was celebrated. - - - - - - - - - -- - - - - - - - - - - - - - - -- - - - - -
       - - - Eugenio Lopez Barrios.- - President.- - Alberto Mena Adame.- - Secretary.- - Ernesto Valenzuela Espinoza.- - Commissary.- - - - - - - - Rubrics.""""" - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

       - - - The one who presents before me declares that the signatures that appear in this act are authentic and correspond to the referred persons, being warned about the penalties established in the Criminal Code in Articles one-hundred fifty-seven, one-hundred sixty-eight, one-hundred sixty-nine and one-hundred seventy. - - - - - - - - - - - - - - - - - - -
       - - - XIX.- The one who presents before me exhibits to me in this act an issue of the Official Gazette of the Federation of the fourteen of December nineteen ninety-nine, in which in sheets one-hundred three to one-hundred six, the publication referred to in Article two-hundred twenty-three of the General Law of Mercantile Societies was made, of which I add a copy to the appendix of this instrument with letter "C". -
       - - - Having the above been exposed, the one who presents before me proceeds to grant the following: - - - - - - - - - - - - - - - - - - - -
       - - - - - - - - - - - PARTIAL OFFICIAL REGISTRY - - - - - - - - - - - -
       - - - - - - - - - - ACT OF THE GENERAL EXTRAORDINARY - - - - - - - - - -
       - - - - - - - - - - - - SHAREHOLDERS MEETING - - - - - - - - - - - - - -
       - - - - - - - - - - - - - C L A U S E S -- - - - - - - - - - - - - - - -
       - - - FIRST.- Mr. JOSE ERNESTO BECERRIL MIRO, in his character of Special Delegate of the Act of the General Extraordinary Shareholders Meeting of the Mercantile Society named "REDAY", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, celebrated the thirty of November nineteen ninety-nine, leaves said act partially OFFICIALLY REGISTERED for all the corresponding legal effects. - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - SECOND.- As consequence of the partial official registry contained in the above clause, it remains: - - - - - - - - - - - - - - - - - - - - - -
       - - - I.- Approved the change of denomination of the company from "REDAY", to DISTRIBUIDORA VENUS, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, being modified for such purpose Article First of its social by-laws so that in the future it is written as it is mentioned in the officially registered document effective the first of December nineteen ninety-nine. - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - THIRD.- The one who presents before me empowers the subscribed Notary, to make all the necessary acts to obtain the inscription of the first testimony of the deed, in the corresponding Public Registry of Commerce. - - - - - - - - - - - - - - - - - - - - - -
       - - - FOURTH.- The honorarium, taxes and fees originating from the granting of the present deed, will be exclusively on the account of the granting company. - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - - - - - - - - - - - - P E R S O N A L I T Y - - - - - - - - - - - -

       - - - Mr. JOSE ERNESTO BECERRIL MIRO, in his character of Special Delegate, credits his personality with the Act of the General Extraordinary Shareholders Meeting of the Mercantile Society named "REDAY", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, same which has been duly officially registered, and that is mentioned in point Eighteenth of this same instrument. - - - - - - - - - - - - - - - - - - - - - - -- -- - - -
       - - - - - - - - - - - - - I, THE NOTARY, WITNESS: - - - - - - - - -
       - - - I.- That I know the one who presents before me, who in my opinion has legal capacity and that for his general data he declared to be Mexican by birth, native from Mexico, Federal District, where he was born the seven of May nineteen sixty-seven, married, Lawyer, with Federal Contributors Registry "BEME dash sixty-seven zero five zero seven", with address in Boulevard Adolfo Lopez Mateos number five-hundred fifteen, Colonia Tlacopac, Mexico, Federal District. - - - - - - - - - - - - - -
       - - - II.- That the one who presents before me declares under protest of speaking truth that he is up-to-date in the payment of the Income Tax although he did not prove it before the subscribed Notary. - - - - - - -
       - - - III.- That what is related and inserted in the present deed faithfully agrees with its originals to which I remit myself and I had at sight.- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - IV.- That the one who presents before me identified himself in terms of article sixty-six of the Organic Law of Notaries of the State of Mexico in force, from said identification a copy was added to the appendix of this deed with letter "D", and also to the testimony. - - - -
       - - - V.- That the one who presents before me showed me the Credentials of Fiscal Identification with the respective code of the Federal Contributors Registry of the shareholders, from which I add a copy to the appendix of this deed with letter "E", this in accomplishment of what is foreseen in the eighth paragraph of Article Twenty-seven of the Fiscal Code of the Federation. - - - - - - - - - - - - - - - - - - -
       - - - VI.- That I read aloud the present deed to the one who presents before me, to whom I explained the value and the legal consequences of its contents, he manifested to me his agreement and approves it, ratifies it and signs it the day, month and year of its granting, date in which I, the Notary DEFINITIVELY AUTHORIZE this deed. I WITNESS. - - - - - - - - -
       - - - - - - - - - JOSE ERNESTO BECERIL MIRO. - - Rubric. - - - - - - - -
       - - - - - - - - - - - -ALBERTO MENA ADAME. - - Rubric. - - - - - - - - -

       - - - Before me, JORGE ANTONIO FRANCOZ GARATE.- - Rubric. Seal of Authorization. - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - To accomplish what is foreseen in Articles two-thousand four-hundred one, two-thousand four-hundred seven, two-thousand four-hundred eight, two-thousand four-hundred twenty-eight and two-thousand four-hundred forty-one, of the Civil Code in force in the State of Mexico and its correlatives in the Civil Codes of the Federal District and other Federative Entities of the Mexican Republic, the full text of the same in inserted as follows: - - - - - - - - - - - - - - - -
       - - - ARTICLE 2401.- The mandate contract is considered perfect by the acceptance of the Mandatary. - - - - - - - - - - - - - - - - - - - - - -
       - - - The mandate that implies the exercise of the profession is presumed accepted when it is conferred to persons who offer to the public the exercise of their profession, for the sole fact that they do not refuse it within the next three days. - - - - - -- - - - - - - - - - - - - - -
       - - - The acceptance can be express or tacit. Tacit acceptance is every act in executing a mandate. - - - - - - - - - - - - - - - - - - - - - -
       - - - ARTICLE 2407.- The mandate can be general or special. They are general the ones contained in the first three paragraphs of Article 2408. Any other mandate will have the character of special. - - - - - - - - - -
       - - - ARTICLE 2408.- In all the general powers for Litigation and Collection, it will be enough to mention that they are granted with all the general powers and the special ones that require special clause according with the Law, so that they are understood to be conferred without limitations. - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - In all the general powers to administer goods, it will be enough to mention that they are given with this character to that the Attorney has all type of administrative powers. - - - - - - - - - - - - - - - - - - -
       - - - In the general powers to exercise Act of Dominion it will be enough that they are given with this character so that the Attorney has all type of powers of owner, regarding the goods, as well as to make all type of acts so as to defend them. - - - - - - - - - - - - - - - - - - - - - - -
       - - - When the powers of the Attorneys are liked to be limited in the three cases mentioned above, the limitations will be consigned in the powers or the powers will be special. - - - - - - - - - - - - - - - - - -
       - - - Notaries will insert this Article in the testimonies of the powers they grant. - - - - - - - - - - - - - - - - - - - - - - - -

       - - - ARTICLE 2428. - - The Mandatary can entrust to a third party the fulfillment of the mandate if he has express powers for it. - - - - - -
       - - - ARTICLE 2441. - - The attorney does not need power or special clause, but in the following cases: - - - - - - - - - - - - - - - - - -
       - - - I.- To desist; - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - II.- To settle; - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - III.- To compromise in arbiters; - -- - - - - - - - - - - - - - -
       - - - IV.- To absolve and articulate positions; - - - - - - - - - - - -
       - - - V.- To make transference of goods; - - - - - - - - - - - - - - -
       - - - VI.- To recuse; - - - - - - - - - - - - - - - - - - - - - - - - -
       - - - VII.- To receive payments; - - - - - - - - - - - - - - - - - - -
       - - - VIII.- For all the other acts expressly determined by the Law. -
       - - - When in the general powers one or some of the powers above mentioned are to be conferred, what is foreseen in the fist paragraph of Article 2408 will be observed. - - - - - - - - - - - - - - - - - - -
       - - - THIS IS FIRST TESTIMONY OF ITS ORIGINAL THAT IS ISSUED FOR THE MERCANTILE SOCIETY NAMED "DISTRIBUIDORA VENUS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, IN ITS CHARACTER OF INTERESTED PARTY. IT CONTAINS EIGHT USEFUL SHEETS DULY COLLATED, SEALED AND SIGNED.- I WITNESS. - - - - - - -
       - - - NAUCALPAN DE JUAREZ, STATE OF MEXICO, TWELVE OF JANUARY YEAR TWO-THOUSAND. - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                          (seal)

                 INSCRIBED IN THE GENERAL DIRECTION OF
                 THE PUBLIC REGISTRY OF COMMERCE
                 IN THE MERCANTILE FOLIO NUMBER:  150313
                 RIGHTS:  $675.00 REG. IN CASHIER:  207084
                 PTDA: 3341                DATED  22-3-2000
                 IN MEXICO, FEDERAL DISTRICT, 15 OF APRIL 2000
                    REGISTRER:   J. SILVIA VIDALS NEGRETE

       (seal) Lawyer Hernando Castellanos Ruiseco, Director of Commerce, Companies and Real Estate of the General Direction of the Public Registry of Property and Commerce, based in article 20 fraction IV of the Interior Regulation of the Public Administration of the Federal District and the Agreement for delegation of powers published in the Official Gazette of the Federal District on the 19 of December 1997.


                    (seal)




MA. LUISA RAMIREZ SALAS
PERITO TRADUCTOR AUTORIZADO
POR EL TRIBUNAL SUPERIOR DE
JUSTICIA DEL DISTRITO FEDERAL
BOLETIN No. 26 DEL 07-FEB-97

(seal)
MINISTRY OF FOREIGN AFFAIRS                 PERMIT   09000134
MEXICO                                              FILE       9009053752
                                                    FOLIO    39771



     In attention to the request presented by C. JORGE ANTONIO FRANCOZ GARATE in representation of REDAY SA DE CV.

     This Ministry grants the permit to change the denomination of: REDAY SA DE CV to: DISTRIBUIDORA VENUS SA DE CV

     Having been GRANTED to the applicant permit to reform its Social By-laws in the terms above specified, according to what is established by articles 16 of the Law of Foreign Investment and 15 of the Law of Foreign Investment and the National Registry of Foreign Investments.

     The interested party, will notify the use of this permit to the Ministry of Foreign Affairs within the next six months after its issuance, according to what is established by article 18 of the Regulation o the Law of Foreign Investment and of the National Registry of Foreign Investments.

     The above mentioned is communicated based in articles 27 Fraction I, of the Political Constitution of the United Mexican States, 28 fraction V, of the Organic Law of the Federal Public Administration; 16 of the Law of Foreign Investment, and 15 and 18 of the Regulation of the Law of Foreign Investment and the National Registry of Foreign Investments.

     This permit will be null if within the next ninety working days after its issuance, the interested parties do not present to grant before public notary the instrument corresponding to the reform of the by-laws of the company in question, according to what is established by article 17 of the Regulation of the Law of Foreign Investment and the National Registry of Foreign Investments; likewise it is granted without prejudice of what is foreseen by article 91 of the Law of Industrial Property.


TLATELOLCO, F.D., 05 of January 2000.


EFFECTIVE SUFFRAGE, NO REELECTION                 (seal)
           THE DIRECTOR                           MINISTRY OF FOREIGN
     OF PERMITS ART. 27 CONST.                    AFFAIRS
             (rubric)                             GENERAL DIRECTION OF
LAWYER JOSE FCO. CAMPOS GARCIA ZEPEDA             LEGAL AFFAIRS
                                                       PA-2

                                                       2248





MA. LUISA RAMIREZ SALAS
PERITO TRADUCTOR AUTORIZADO
POR EL TRIBUNAL SUPERIOR DE
JUSTICIA DEL DISTRITO FEDERAL
BOLETIN No. 26 DEL 07-FEB-97

                               REDAY, S.A. DE C.V.

                   GENERAL EXTRAORDINARY SHAREHOLDERS MEETING
                                November 30, 1999



In Mexico City, Federal District, being the 14:00 hours of the 30 of November 1999, they gathered in the social address of the company, the shareholders and representatives of shareholders of Reday, S.A. de C.V., that are mentioned in the List of Attendance that, signed by the President, Secretary and Commissary, is enclosed to the present act, with the purpose of celebrating the General Extraordinary Shareholders Meeting.

By unanimous designation of the present ones he acted as President of the Board Mr. Eugenio Lopez Barrios. Acted as Secretary of the same, the Secretary of the Board of Directors of the company, Mr. Alberto Mena Adame.

The President designated as Scrutinizer, Mr. Jose Ernesto Becerril Miro, who, after accepting the charge, examined the Registry Book of Shareholders of the Company and the List of Attendance, based in which he evidenced that they were present or duly represented in the Meeting, the shareholders of the 10,000 common shares of Series A and 25,202,154 of Series B, that represent the 100.00% of the subscribed and paid capital stock of Reday, S.A. de C.V. at the date of the present Meeting.

The President, based in the certification of the Scrutinizer and based in what is established by Article 188 of the General Law of Mercantile Societies and in Article Twenty-ninth of the social by-laws, declared legally installed the General Extraordinary Meeting, in virtue they were present or duly represented the shareholders of common shares representative of the 100.00% of the capital stock. Next, the President submitted to the consideration of the shareholders the following:

                                     AGENDA

I. Proposal with respect to the merge of the Company, as merging company, with Distribuidora Venus, S.A. de C.V. as merged company; discussion and, if the case, approval of the general balance of the company to the 31 of October 1999, based in which the merge is planned to be effected; discussion and, if the case, approval of the merge agreement that will be celebrated with Distribuidora Venus, S.A. de

     C.V.; and discussion and, if the case, approval of the proposal in regards that the company expressly pacts to pay at its maturity the debts of the merged company, resolutions to this respect.

II. Proposal of increase to the capital stock of the company as consequence of the merge of the company with Distribuidora Venus, S.A. de C.V.; resolutions to this respect.

III. Proposal of change of denomination as consequence of the merge of the company with Distribuidora Venus, S.A. de C.V.; resolutions to this respect.

IV.  Proposal of nomination of special delegates; resolutions to this respect.

Shareholders, by unanimity of votes, approved the declaration of the President as well as the Agenda of the Extraordinary Meeting, which points they proceed to review as follows:

I. In relation to the first point of the Agenda, the President mentioned the several reasons that make it convenient the company to merge with Distribuidora Venus, S.A. de C.V., subsisting Reday, S.A. de C.V., as merging company and extinguishing Distribuidora Venus, S.A. de C.V., as merged company.

The President mentioned that in case of approving the merge, this will be effected based in the figures shown by the general balances of each one of the companies to be merged at the 31 of October 1999, same that the shareholders previously received for their detailed analysis. Next, the President referred to the agreements of merge contained in the Merge Agreement that Distribuidora Venus, S.A. de C.V., as merged company, and Reday, S.A. de C.V., as merging company previously celebrated, which validity and effects are subject, among others, to the approval of the General Extraordinary Shareholders Meeting of Distribuidora Venus, S.A. de C.V. and of the present Meeting. Next, the President requested the Secretary to read the Merge Agreement effected by the company.

Once the declaration of the President was listened, after carefully analyzing the general balances of each company and the Merge Agreement celebrated by the company and after the shareholders made all the questions they deemed necessary, the Extraordinary Meeting, by unanimity of votes, adopted the following:

                                   RESOLUTIONS


     "1. It is taken as presented and is approved in its terms the general balance of the company to the 31 of October 1999, same which will serve as base to effect the merge referred to in the following resolutions. Add an issue of said balance to the file of the present Act".

     "2. It is expressly approved in this act the Merge Agreement celebrated in this same date between the company and Distribuidora Venus, S.A. de C.V., in terms of which the merge between said companies will be effected, subsisting Reday, S.A. de C.V. as merging company and extinguishing Distribuidora Venus, S.A. de C.V. as merged company. Consequently, it is agreed and expressly approved in this act the merge mentioned before, according with the Merge Agreement, which is fully transcribed as follows:

"MERGE AGREEMENT THAT CELEBRATE IN ONE SIDE, AS MERGING COMPANY, REDAY, S.A. DE C.V. (HEREINAFTER DENOMINATED "REDAY"), REPRESENTED BY MR. ERNESTO BECERRIL MIRO AND, ON THE OTHER SIDE, AS MERGED COMPANY, DISTRIBUIDORA VENUS, S.A. DE C.V. (HEREINAFTER DENOMINATED "DISTRIBUIDORA"), REPRESENTED BY MR. EUGENIO LOPEZ BARRIOS AND MR. ALBERTO MENA ADAME, ACCORDING TO THE FOLLOWING STATEMENTS AND
CLAUSES:

                                   STATEMENTS

     I. "REDAY" declares, by means of its representative:

     a) That it is an anonymous company of variable capital of Mexican nationality, duly constituted according to the General Law of Mercantile Societies, as it is evidenced in public deed number 29,607, granted the 2 of January

1991, before the faith of lawyer Roberto Nunez y Bandera, Notary Public number 1 of the Federal District and inscribed in the Public Registry of Commerce of the Federal District, under the mercantile folio number 150,313.

     b) That up to the date of the present Agreement its capital stock represents the amount of $25,212,154.00 (TWENTY-FIVE MILLION TWO-HUNDRED TWELVE THOUSAND ONE-HUNDRED FIFTY-FOUR PESOS 00/100 N.C.) represented by 10,000 ordinary shares, nominative Series "A" and 25,202,154 ordinary shares, nominative Series "B" with nominal value of $1.00 N.C. (ONE PESO 00/100 N.C.) each one.

     c) That is interested in tat, subject to the approval of the present Agreement by the General Extraordinary Shareholders Meeting and by the General Extraordinary Shareholders meeting of "DISTRIBUIDORA" that for that purpose are celebrated, the merge of DISTRIBUIDORA in REDAY is agreed, subsisting the latter as merging company and DISTRIBUIDORA extinguishing as merged company.

     d) That its representative has enough powers for the celebration of this act, same which have not been revoked nor modified in any way.

     II. DISTRIBUIDORA declares, by means of its representatives:

     a) To be an anonymous society of variable capital of Mexican nationality, duly constituted according to the General Law of Mercantile Societies, as it is evidenced in public deed number 29,610, granted the 2 of January 1991, before the faith of lawyer Roberto Nunez y Bandera, Notary Public number 1 of the Federal District , and inscribed in the Public Registry of Commerce of the Federal District under the mercantile folio number 152539.

     b) That up to the date of the present agreement its capital stock represents the amount of $10,000.00 (TEN THOUSAND PESOS 00/100 N.C.), represented by 10,000 ordinary shares, nominative Series "A" with nominal value of $1.00 (ONE PESO 00/100 N.C.) each one.

     c) That is interested in that, subject to the approval of the present agreement by its General Extraordinary Shareholders Meeting and by the General Extraordinary Shareholders Meeting of REDAY the merge of DISTRIBUIDORA in REDAY is agreed, subsisting REDAY as merging company and DISTRIBUIDORA extinguishing as merged company.

     d) That its representatives have enough powers for the celebration of this act, same which have not been revoked nor modified in any way.

     According with the above Statements, the parties agree to grant the following

                                     CLAUSES

     FIRST. REDAY and DISTRIBUIDORA agree in celebrating each one of them a General Extraordinary Shareholders Meeting, for the purpose of submitting to the consideration of the same the approval of the present Merge Agreement and, consequently, expressly agree to the merge of DISTRIBUIDORA in REDAY, subsisting REDAY with the character of merging company and DISTRIBUIDORA extinguishing with the character of merged company.

     SECOND.- The celebration of the General Extraordinary Shareholders Meetings of REDAY and DISTRIBUIDORA referred to in the above clause will have to be made at the latest the 30 of November 1999.

     THIRD.- The merge will be effective between the parties beginning the day in which the General Extraordinary Shareholders Meetings of REDAY and DISTRIBUIDORA are celebrated in which they agree the merge, and before third parties, it will be effective beginning the date in which the merge agreements are inscribed in the Public Registry of Property and Commerce of the Federal District in virtue that the companies to be merged agree to pay all the liabilities and debts they have against them in favor of creditors that have not approved the merge.

     FOURTH.- The figures that will serve as base for the merge, subject to the approval of the Shareholders Meetings mentioned before, are the ones that are reported in the balances of REDAY and DISTRIBUIDORA to the 31 of October 1999.

     FIFTH.- As consequence of the merge, and once it is effective between the parties, all the assets, shares and rights, as well as all the liabilities, obligations and responsibilities of any type and, in general, the patrimony of DISTRIBUIDORA without reserves nor any limitation, will be transferred universally to REDAY as merging company and for the same, REDAY will own and assume in its totality the liabilities and obligations of any type at the charge of DISTRIBUIDORA, being expressly obliged to the payment of the same; in the intelligence that said liabilities and correlative rights that exist between the parties of this Agreement (if any), will extinguish by confusion when they are consolidated in REDAY as consequence of the merge.

     SIXTH.- As consequence of the merge of DISTRIBUIDORA in REDAY, the capital stock of REDAY in its variable part will be increased in the amount of $10,000.00 (TEN THOUSAND PESOS 00/100 N.C.), with which the amount of the capital stock of REDAY will be increased effective the merge between the parties, to the amount of $25,222,154.00 (TWENTY-FIVE MILLION TWO-HUNDRED TWENTY-TWO THOUSAND ONE-HUNDRED FIFTY-FOUR PESOS 00/100 N.C.).

     Considering the shareholders of REDAY are also the shareholders of CONSULTORIA, effective the merge between the parties the shareholders of REDAY will also receive for each share Series A of DISTRIBUIDORA they hold, 1 (one) share (s) Series B of REDAY.

     SEVENTH.- In reason of the merge there will be made no change in the integration of the administration and surveillance organs of REDAY.

     EIGHTH.- In accomplishing what is foreseen by Article 223 of the General Law of Mercantile Societies, immediately after the Extraordinary Shareholders Meetings foreseen in Clause First is celebrated, they will be published in the official newspaper of the address of the companies, the merge agreements matters of the present Contract, as well as the last general balances of the two companies approved by the Meetings that ratify the merge, likewise the system that DISTRIBUIDORA will use for the extinction of its liabilities. Furthermore, once the present Merge Agreement is approved, and the merge agreed by the Extraordinary Shareholders Meetings referred to in Clause First, it will be proceeded immediately to inscribe in the Public Registry of Property and Commerce of the Federal District, the merge agreements taken by said Meetings.

     NINTH.- In all what is no expressly foreseen in the present Agreement, it will be ruled by the dispositions of the General Law of Mercantile Societies and additionally by the dispositions of the Code of Commerce and the Civil Code for the Federal District.

     TENTH.- For all what is related with the interpretation, fulfillment and execution of the present Agreement, the parties expressly submit themselves to the jurisdiction of the competent courts of Mexico, Federal District, expressly waiving to any other jurisdiction that might correspond to them in reason of their present or future addresses or by any other cause.

     The present Agreement is signed in two issues in Mexico City, Federal District, the 30 of November 1999.

REDAY, S.A. DE C.V.                         DISTRIBUIDORA VENUS, S.A. DE
                                            C.V.

Mr. Ernesto Becerril Miro                   Mr. Eugenio Lopez Barrios
Legal Representative                        Mr. Alberto Mena Adame
"Rubric"                                    Legal Representatives
                                            "Rubrics"


     "3. It is expressly evidenced that, once the merge of Reday, S.A. de
     C.V. with Distribuidora Venus, S.A. de C.V, had been approved by the General Extraordinary Shareholders Meeting of Distribuidora Venus, S.A. d e C.V. and of Reday, S.A. de C.V., in the terms agreed in the Merge Agreement, this will be effective between the parties beginning the date of the present Meeting, and, before third parties, the merge will be effective beginning the date in which they are inscribed in the Public Registry of Commerce of the Federal District the merge agreements taken by the General Extraordinary Shareholders Meetings of the companies to be merged, in virtue of what is established in Resolution number 4 that follows."

     "4. In order that the merge is effective before third parties beginning from the date of inscription of the respective agreements in the Public Registry of Property and Commerce of the Federal District, the companies part of the merge agree to pay in anticipation all those credits to those creditors who had not given their approval."

     "5. It is expressly evidenced that, as consequence of the merge, all the assets, shares and rights, as well as all the liabilities, obligations and responsibilities of all type and, in general, all the patrimony of Distribuidora Venus, S.A. de C.V., is transferred without reserve nor limitation and universally to Reday, S.A. de C.V., in its character of merging company, from the date in which the merge is effective. Consequently, Reday, S.A. de C.V. will own and assume in its totality beginning from the date in which it is effective, the liabilities and obligations of any type that might exist at the charge of Distribuidora

     Venus, S.A. de C.V., remaining expressly obliged as universal assignee to the payment of the same; in the intelligence that said liabilities and correlative rights that might exist (if any) between the companies that are merged, will remain extinguished from the present date because of confusion, since these have been consolidated in Reday, SA.. de C.V."

     "6. Likewise, it is expressly evidenced that as consequence of the agreements contained in the Merge Agreement, shareholders of Reday, S.A. d e C.V. will receive for each share Series A of which they are holders in Distribuidora Venus, S.A. de C.V., 1 (one) share (s) Series B of Reday, S.A. de C.V."

II. In relation with the second point of the Agenda of the Extraordinary Meeting, the President explained to the shareholders that as consequence of the merge of Reday, S.A. de C.V. with Distribuidora Venus, S.A. de C.V., once it is effective, the capital stock of the company will be increased in the amount of $10,000.00 (TEN THOUSAND PESOS 00/100 N.C.).

         Once the declaration of the President was listened, and after the shareholders made all the questions they deemed necessary, the Meeting, by unanimity of votes, adopted the following

                                   RESOLUTION

     "1. It is agreed to increase the capital stock of Reday, S.A. de C.V., effective the date in which the merge is in force, in the amount of $10,000.00 (TEN THOUSAND PESOS 00/100 N.C.), as consequence of the merge with Distribuidora Venus, S.A. de C.V., for which the capital stock, in its fixed part, will be maintained in the amount of $10,000.00 (TEN THOUSAND PESOS 00/100 N.C.), and in its variable part it will be increased to the amount of $25,212,154.00 (TWENTY-FIVE MILLION TWO-HUNDRED TWELVE-THOUSAND ONE-HUNDRED FIFTY-FOUR PESOS 00/100 N.C.), represented by 10,000 (TEN THOUSAND) shares Series A and 25,212,154 (TWENTY-FIVE MILLION TWO-HUNDRED TWELVE THOUSAND ONE-HUNDRED FIFTY-FOUR) shares Series B, for which the capital stock of Reday, S.A. de C.V., will be distributed in the following manner:

     SHAREHOLDERS                                       SHARES
                                             SERIES "A"         SERIES "B"

     Jafra Cosmetics                           9,999            25,212,154
     International, S.A.
     de C.V.

     Eugenio Lopez Barrios                         1

     Total:                                   10,000            25,212,154"


     "2. It is agreed the emission of definitive titles representative of the shares Series B corresponding to the capital increase, which have to fulfill the requirements established in the social by-laws."

     III. In relation with the third point of the Agenda of the Extraordinary Meeting, the President explained to the shareholders that as consequence of the merge of Reday, S.A. de C.V., with Distribuidora Venus, S.A. de C.V., once it is effective from the 1st. of December 1999, its denomination will be modified and Article First of its Social By-laws will be reformed to adequate such change.

He declared that the proposed reform was stated in the text in the new by-laws, previously distributed among the shareholders for its analysis.

Once the declaration of the President was listened and after carefully analyzing it they were taken the following:

                                   RESOLUTIONS

     "1. It is approved the change of denomination of REDAY to "DISTRIBUIDORA VENUS", according to the permit granted by the Ministry of Foreign Affairs."

     "2. It is approved the reform to Article First of the Social By-laws effective the 1st. of December 1999, so that it is written in the following term:

                                    CHAPTER 1

ARTICLE FIRST.- The denomination of the company is "DISTRIBUIDORA VENUS", denomination that will always be followed by the words "SOCIEDAD ANONIMA DE CAPITAL VARIABLE" or its abbreviation "S.A. DE C.V."


     IV. In relation with the last point of the Agenda of the Extraordinary Meeting, the shareholders by unanimity of votes, took the following:


                                   RESOLUTION

     "1. They are designated as delegates of this Meeting Messrs. Eugenio
     Lopez Barrios, Alberto Mena Adame and Ernesto Becerril Miro, or the persons whom they designate , so that individually or jointly:

     a) Present themselves to the notary public of their choice to officially register the present act, totally or partially.

     b) To issue, if necessary, the certificates of the resolutions adopted in this Meeting.

     c)   To effect the publications that are necessary according to the Law.

     d) To make the necessary actions to inscribe the respective testimony before the Public Registry of Property and Commerce of the Federal District, as well as all the legal and material acts necessary to accomplish these resolutions."

Next, the Meeting was adjourned for the time necessary to write the present Act same which once it was read, it was approved by the attendants and signed by the President, the Secretary and the Commissary.

The Meeting was ended at the 15:00 hours of the date of its celebration.

      (rubric)                                           (rubric)
Eugenio Lopez Barrios                               Alberto Mena Adame
President                                           Secretary



                                    (rubric)
                           Ernesto Valenzuela Espinoza
                                   Commissary

                               LIST OF ATTENDANCE



SHAREHOLDER                                          SHARES
- -----------                                          ------
                                           SERIES A          SERIES B

JAFRA COSMETICS INTERNATIONAL,               9,999           25,201,154
S.A. de C.V., represented by
Mr. Ernesto Becerril Miro

(rubric)


Eugenio Lopez Barrios                            1                1,000
By his own right
(rubric)

                               TOTAL:       10,000           25,202,154


     The 100.00% of the shares in which the capital stock of the company is divided were duly represented.


         (rubric)                                         (rubric)
Mr. Eugenio Lopez Barrios                         Mr. Alberto Mena Adame
        President                                        Secretary


         (rubric)                                         (rubric)
Mr. Ernesto Becerril Miro                         Mr. Ernesto Valenzuela
        Scrutinizer                                   Espinoza
                                                        Commissary

Mexico, Federal District, 30 of November 1999.






MA. LUISA RAMIREZ SALAS
PERITO TRADUCTOR AUTORIZADO
POR EL TRIBUNAL SUPERIOR DE
JUSTICIA DEL DISTRITO FEDERAL
BOLETIN No. 26 DEL 07-FEB-97